                                                                   EXHIBIT 10.1


                                                                  Execution Form





================================================================================



                           LENNOX INTERNATIONAL INC.



                            _______________________



                    AGREEMENT OF ASSUMPTION AND RESTATEMENT



                          Dated as of December 1, 1991



                            _______________________


                 9.55% Series B Senior Promissory Notes due 1996
                11.05% Series C Senior Promissory Notes due 1997
                 9.60% Series D Senior Promissory Notes due 1998
                10.15% Series E Senior Promissory Notes due 1998
                 9.53% Series F Senior Promissory Notes due 2001
                 9.50% Series G Senior Promissory Notes due 2001 9.69% Series H Senior Promissory Notes due 2003



================================================================================

                               TABLE OF CONTENTS

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SECTION 1.  ASSUMPTION OF NOTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.1.  Description of Transaction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.2.  Assumption of Notes and Amendment of Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         1.3.  Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         1.4.  Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         1.5.  Investment Representation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

SECTION 2.  REPRESENTATIONS OF THE COMPANY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         2.1.  Organization and Authority of the Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         2.2.  Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         2.3.  Incorporation, Good Standing and Ownership of Shares of Subsidiaries . . . . . . . . . . . . . . . . .  10
         2.4.  Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         2.5.  Compliance with Other Instruments of the Company and Subsidiaries; No Dividend Restriction . . . . . .  12
         2.6.  Governmental Authorizations, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         2.7.  Litigation; Observance of Statutes, Regulations and Orders . . . . . . . . . . . . . . . . . . . . . .  13
         2.8.  Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         2.9.  Title to Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         2.10. Licenses, Permits, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         2.11. Compliance with ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         2.12. No Public Offering by the Company; No Fees Paid  . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         2.13. Solvency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         2.14. Use of Proceeds; Margin Regulations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         2.15. Existing Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         2.16. Existing Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         2.17. Foreign Assets Control Regulations, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         2.18. Status Under Certain Statutes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         2.19. Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         2.20. Representations in Existing Note Purchase Agreements . . . . . . . . . . . . . . . . . . . . . . . . .  18

SECTION 3.  CONDITIONS OF CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         3.1.  Proceedings Satisfactory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         3.2.  Opinions of Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         3.3.  Representations True, etc.; Officers' Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         3.4.  Legality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         3.5.  Absence of Certain Events  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         3.6.  Other Agreements, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         3.7.  Private Placement Number . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         3.8.  Ratings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         3.9.  Prepayment of Industries 9.05% Promissory Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

                                      -i-
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
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         3.10. Bank Credit Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         3.11. Fees Payable at Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

SECTION 4.  PREPAYMENT, PAYMENT AND
               PURCHASE OF THE SUBSTITUTE NOTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         4.1.  Mandatory Prepayments of the Substitute Notes; Payment at Maturity . . . . . . . . . . . . . . . . . .  21
         4.2.  Optional Prepayment of the Substitute Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         4.3.  Special Purchase of Substitute Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         4.4.  Notice of Prepayment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         4.5.  Allocation of Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         4.6.  Surrender of Substitute Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         4.7.  Purchase of Substitute Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         4.8.  Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

SECTION 5.  FINANCIAL STATEMENTS AND INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

SECTION 6.  INSPECTION OF PROPERTIES AND BOOKS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

SECTION 7.  COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         7.1.  Payment of Principal, Premium and Interest; Maintenance of Books and Reserves  . . . . . . . . . . . .  36
         7.2.  Payment of Taxes; Corporate Existence; Maintenance of Properties; Compliance with Laws . . . . . . . .  36
         7.3.  Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         7.4.  Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         7.5.  Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         7.6.  Dividends and Other Restricted Payments; Restricted Investments  . . . . . . . . . . . . . . . . . . .  40
         7.7.  Sales and Leasebacks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         7.8.  Maintenance of Certain Financial Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         7.9.  Subsidiary Stock and Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         7.10. Consolidation, Merger or Disposition of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         7.11. Issuance of Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         7.12. Purchase of Substitute Notes Upon Change of Control. . . . . . . . . . . . . . . . . . . . . . . . . .  46
         7.13. Transactions with Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         7.14. Change in Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         7.15. Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         7.16. Limitation on Dividend Restrictions, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49

SECTION 8.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         8.1.  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         8.2.  Accounting Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61

SECTION  9.  EVENTS OF DEFAULT; REMEDIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62


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
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         9.1.  Events of Default Defined; Acceleration of Maturity  . . . . . . . . . . . . . . . . . . . . . . . . .  62
         9.2.  Suits for Enforcement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         9.3.  Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         9.4.  Remedies Not Waived  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

SECTION 10.  REGISTRATION, TRANSFER AND EXCHANGE OF SUBSTITUTE NOTES  . . . . . . . . . . . . . . . . . . . . . . . .  67

SECTION 11.  LOST, ETC. NOTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

SECTION 12.  AMENDMENT AND WAIVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68

SECTION 13.  HOME OFFICE PAYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69

SECTION 14.  LIABILITIES OF THE HOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70

SECTION 15.  TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70

SECTION 16.  MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         16.1.  Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         16.2.  Reliance on and Survival of Representations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         16.3.  Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         16.4.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         16.5.  Substitution of Your Wholly-Owned Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         16.6.  LAW GOVERNING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         16.7.  Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         16.8.  Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         16.9.  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         16.10. Limitation on Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         16.11. Interpretation of Disclosures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76

SCHEDULE I -- Names and Addresses of Noteholders

EXHIBITS A-1 to A-7 -- Forms of Substitute Notes

EXHIBIT B           -- Subsidiaries

EXHIBIT C           -- Debt

EXHIBIT D           -- Investments

EXHIBIT E           -- Form of Opinion of Company's Counsel

EXHIBIT F           -- Form of Subordination Provisions

                           LENNOX INTERNATIONAL INC.
                            2100 Lake Park Boulevard
                            Richardson, Texas 75080


                    AGREEMENT OF ASSUMPTION AND RESTATEMENT


                                                              New York, New York
                                                          as of December 1, 1991

To the Noteholder Identified
  on the Signature Page at
  the End of this Agreement:

Ladies and Gentlemen:

                 LENNOX INTERNATIONAL INC., a Delaware corporation and successor by merger to Lennox International Inc., an Iowa corporation (together with any successor or transferee which becomes such in the manner specified in
Section 7.10, the "Company"), hereby agrees with you as follows:

                 SECTION 1.  ASSUMPTION OF NOTES.

                 1.1. Description of Transaction. Pursuant to the several separate Existing Note Purchase Agreements described below, Lennox Industries Inc., an Iowa corporation ("Industries"), Heatcraft, Inc., a Mississippi corporation ("Heatcraft"), and Armstrong Air Conditioning Inc., an Ohio corporation ("Armstrong" and, together with Heatcraft and Industries and any successor to any of them, the "Issuing Subsidiaries"), each a direct wholly-owned subsidiary of the Company, as applicable, issued and sold to one or more of the institutional purchasers named on Schedule I hereto the following promissory notes (collectively referred to herein as the "Existing Notes"):

                 (i) Heatcraft Inc.'s 9.55% Promissory Notes due December 1, 1996 originally issued in the aggregate principal amount of $14,000,000 (of which $10,000,000 is outstanding on the date hereof);

                 (ii) Lennox Industries Inc.'s 11.05% Promissory Notes due December 1, 1997 originally issued in the aggregate principal amount of $25,000,000 (all of which is outstanding on the date hereof);

                 (iii) Lennox Industries Inc.'s 9.60% Senior Promissory Notes due December 1, 1998 originally issued in the aggregate principal amount of $35,000,000 (all of which is outstanding on the date hereof);

                 (iv) Heatcraft Inc.'s 10.15% Promissory Notes due December 1, 1998 originally issued in the aggregate principal amount of $10,000,000 (all of which is outstanding on the date hereof);

                 (v) Lennox Industries Inc.'s 9.53% Senior Promissory Notes due December 1, 2001 originally issued in the aggregate principal amount of $21,000,000 (all of which is outstanding on the date hereof);

                 (vi) Armstrong Air Conditioning Inc.'s 9.50% Senior Promissory Notes due December 1, 2001 originally issued in the aggregate principal amount of $31,000,000 (all of which is outstanding on the date hereof); and

                 (vii) Heatcraft Inc.'s 9.69% Promissory Notes due December 1, 2003 originally issued in the aggregate principal amount of $54,000,000 (all of which is outstanding on the date hereof).

                 The Existing Notes held by each institutional purchaser named on Schedule I hereto remain outstanding on the date hereof in the principal amounts set forth opposite such purchaser's name in Column B of said Schedule I.

                 Each Existing Note was issued and sold pursuant to one of the following note purchase agreements or, in the case of the Existing Notes described in the foregoing clauses (iii), (v), (vi) and (vii), simultaneously executed note purchase agreements identical to all other note purchase agreements under which the Existing Notes bearing the same interest rate were issued, except for the signature of the purchaser at the end thereof (each separate note purchase agreement described below being referred to herein as an "Existing Note Purchase Agreement"):

                 (i) Note Purchase Agreement, dated as of November 1, 1985, between Industries and Teachers Insurance and Annuity Association of America;

                 (ii) Note Purchase Agreement, dated as of November 1, 1986, between Heatcraft and Teachers Insurance and Annuity Association of America;

                 (iii) Note Purchase Agreements, each dated as of December 1, 1988, between Industries and The Travelers Insurance Company, The Charter Oak Fire Insurance Company and Teachers Insurance and Annuity Association of America, respectively;

                 (iv) Note Purchase Agreement, dated as of September 29, 1988, between Heatcraft and Teachers Insurance and Annuity Association of America;

                 (v) Note Purchase Agreements, each dated as of February 28, 1990, between Heatcraft and Teachers Insurance and Annuity Association of America, Connecticut General Life Insurance Company and INA Life Insurance Company of New York, respectively;

                 (vi) Note Purchase Agreements, each dated as of October 19, 1989, between Armstrong and The Travelers Insurance Company, The Travelers Life Insurance Company, The Phoenix Insurance Company, The Travelers Indemnity Company, Teachers Insurance and Annuity Association of America and Tandem Insurance Group, Inc., respectively; and

                 (vii) Note Purchase Agreements, each dated as of February 28, 1990, between Industries and Teachers Insurance and Annuity Association of America, Connecticut General Life Insurance Company and INA Life Insurance Company of New York, respectively.

                 The Company wishes to (a) assume the outstanding indebtedness of the Issuing Subsidiaries evidenced by the Existing Notes and (b) consolidate the various covenants applicable to one or more members of the group comprised of the Company and its consolidated subsidiaries contained in the Existing Note Purchase Agreements into this Agreement and the Other Agreements, with such changes in and additions to such covenants as the Holders may agree to. To accomplish that end, the Company proposes, on the Effective Date referred to in
Section 1.3 below, and subject to the terms and conditions hereof, to assume the obligations of the Issuing Subsidiaries evidenced by the Existing Notes and, as obligor under the Existing Notes, to amend and restate the Existing Note Purchase Agreements to be and to read in their entirety as set forth in this Agreement. The Holders, as holders of the Existing Notes, have, subject to the terms and conditions hereof, consented to such assumption of the Existing Notes and such amendment and restatement of the Existing Note Purchase Agreements.

                 Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned thereto in Section 8. Unless otherwise specified, any reference in this Agreement to a particular section or other subdivision, or a particular schedule or exhibit, shall be considered a reference to that section or other subdivision of, or to that schedule or exhibit to, this Agreement.

                 1.2. Assumption of Notes and Amendment of Agreements. The Company hereby (i) assumes, effective as of the Effective Date, as its direct and primary obligation, the outstanding indebtedness of the Issuing Subsidiaries evidenced by the Existing Notes and all rights, obligations and duties of the Issuing Subsidiaries thereunder and under the related Existing Note Purchase Agreements, and agrees, from and after the Effective Date, to duly and punctually perform and observe all of the obligations, undertakings, covenants and conditions to be kept, performed or observed by "the Company" under each Existing Note and each Existing Note Purchase Agreement, in each case to the same extent and with the same force and effect as if the Company had originally been named "the Company" under the Existing Notes and the Existing Note Purchase Agreements and (ii) amends and restates, effective from and after the Effective Date, each Existing Note Purchase Agreement to be and to read in its entirety as set forth in this Agreement, such that the covenants and obligations of "the Company" under the Existing Note Purchase Agreements shall thereafter be the covenants and obligations of the Company as set forth in this Agreement. You hereby consent, subject to the terms and conditions hereof, to the assumption of the Existing Notes described in the foregoing clause (i), the concurrent release of the Issuing Subsidiaries from their obligations to you under the applicable Existing Notes and Existing Note Purchase Agreements and the amendment and restatement of the Existing Note Purchase Agreements described in the foregoing clause (ii).

                 1.3. Effective Date. The closing of the effectiveness of the assumption by the Company of the Existing Notes and the Existing Note Purchase Agreements and the amendment and restatement of the Existing Note Purchase Agreements described in Section 1.2 shall be held commencing at 10:00 A.M., New York City time, on December __, 1991 (the "Effective Date"), at the offices of Breed, Abbott & Morgan, Citicorp Center, 153 East 53rd Street, New York, New York 10022. On the Effective Date (a) the assumption provided for in clause
(i) of Section 1.2, the amendment and restatement of the Existing Note Purchase Agreements provided for in clause (ii) of Section 1.2 and the consent and release provided for in the last sentence of Section 1.2 shall become effective without further action on the part of the Company or the Holders, and (b) you shall make appropriate notations on each Existing Note held by you to reflect the assumption thereof by the Company, your release of the applicable Issuing Subsidiary and the amendment and restatement of the Existing Note Purchase Agreement under which such Existing Note was issued, provided that, upon your request, the Company will deliver to you, at the Company's expense, a new Note or Notes in the form of the Substitute Notes described in Section 1.4 below dated December 1, 1991 reflecting such assumption, against delivery by you to the Company of the corresponding Existing Note or Notes. Immediately upon receipt of an Existing Note, the Company shall cancel such Existing Note and will not thereafter under any circumstances reissue, transfer or otherwise dispose of such Existing Note or permit any reissue, transfer or other disposition of such Existing Note, or any interest therein. If on the Effective Date the Company shall fail to tender to you upon your request, the Substitute Notes, as provided in this Section 1.3, or any of the conditions specified in Section 3 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any other rights you may have by reason of such failure or nonfulfillment, and the Existing Note Purchase Agreements and the Existing Notes shall remain in full force and effect, with no assumption of the Existing Notes and no amendment of or modification to any of the terms of the Existing Note Purchase Agreements.

                 The Company represents and warrants that contemporaneously herewith it is entering into eight separate Agreements of Assumption and Restatement (the "Other Agreements") identical with this Agreement (except for the signature of the holder at the end thereof) with the other institutional holders (the "Other Holders") named in Schedule I, providing for the commitment by the Company to assume the Existing Notes held by the Other Holders as shown opposite their names in Column B of said Schedule I and to amend and restate the Existing Note Purchase Agreements to which the Other Holders are a party. This Agreement and the Other Agreements are to be separate agreements and the assumption of the Existing Notes held by you and the Other Holders are to be separate and several transactions. You and the Other Holders are herein sometimes collectively referred to as the "Holders," and this Agreement and the Other Agreements are herein sometimes collectively referred to as the "Agreements".

                 1.4. Authorization. Each Issuing Subsidiary duly authorized at the time of issuance thereof the issue and sale of the Existing Notes issued and sold by it pursuant to the Existing Note Purchase Agreement or Agreements to which it is a party. The Company has duly authorized (a) the assumption by the Company, as its direct and primary obligation, of the outstanding indebtedness of the Issuing Subsidiaries evidenced by the Existing Notes and all rights, obligations and duties of the Issuing Subsidiaries thereunder and under the Existing Note Purchase Agreements; (b) the amendment and restatement of each Existing Note Purchase Agreement, to be and read in its entirety as set forth in this Agreement; and (c) upon the assumption of the Existing Notes and the request of the applicable Holder or Holders thereof, the delivery by the Company to you of the Substitute Notes in substitution for the Existing Notes. Each Substitute Note shall be in the same aggregate principal amount and have the same interest rate and maturity date as the corresponding Existing Note, as set forth below, provided that for convenience of reference, the Substitute Notes shall include a series designation as follows:

                 (a) the 9.55% Series B Senior Promissory Notes due December 1, 1996 in the aggregate principal amount of $10,000,000 (together with all notes issued in substitution or exchange therefor in accordance with the terms of this Agreement and the Other Agreements, the "Series B Notes") each of which shall (i) bear interest on the unpaid principal amount thereof at the rate of 9.55% per annum (computed on the basis of a 360-day year of twelve 30-day months) payable semiannually on June 1 and December 1 of each year, and with interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) any overdue premium, if any, and interest at the rate of 10.55% per annum until paid, such overdue interest (if any) to be payable semiannually as aforesaid or, at the option of the registered holder of such Series B Note, on demand, and (ii) mature and be due and payable as to the entire remaining unpaid principal amount thereof on December 1, 1996;

                 (b) the 11.05% Series C Senior Promissory Notes due December 1, 1997 in the aggregate principal amount of $25,000,000 (together with all notes issued in substitution or exchange therefor in accordance with the terms of this Agreement and the Other Agreements, the "Series C Notes") each of which shall (i) bear interest on the unpaid principal amount thereof at the rate of 11.05% per annum (computed on the basis of a 360-day year of twelve 30-day months) payable semiannually on June 1 and December 1 of each year and with interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) any overdue premium, if any, and interest at the rate of 12.05% per annum until paid, such overdue interest (if any) to be payable semiannually as aforesaid or, at the option of the registered holder of such Series C Note, on demand, and (ii) mature and be payable as to the entire remaining unpaid principal amount thereof on December 1, 1997;

                 (c) the 9.60% Series D Senior Promissory Notes due December 1, 1998 in the aggregate principal amount of $35,000,000 (together with all notes issued in substitution or exchange therefor in accordance with the terms of this Agreement and the Other Agreements, the "Series D Notes") each of which shall (i) bear interest on the unpaid principal amount thereof at the rate of 9.60% per annum (computed on the basis of a 360-day year of twelve 30-day months) payable semiannually on June 1 and December 1 of each year and with interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) any overdue premium, if any, and interest at the rate of 10.60% per annum until paid, such overdue interest (if any) to be payable semiannually as aforesaid or, at the option of the registered holder of such Series D Note, on demand, and (ii) mature and be payable as to the entire remaining unpaid principal amount thereof on December 1, 1998;

                 (d) the 10.15% Series E Senior Promissory Notes due December 1, 1998 in the aggregate principal amount of $10,000,000 (together with all notes issued in substitution or exchange therefor in accordance with the terms of this Agreement and the Other Agreements, the "Series E Notes") each of which shall (i) bear interest on the unpaid principal amount thereof at the rate of 10.15% per annum (computed on the basis of a 360-day year of twelve 30-day months) payable semiannually on June 1 and December 1 of each year, and with interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) any overdue premium, if any, and interest at the rate of 11.15% per annum until paid, such overdue interest (if any) to be payable semiannually as aforesaid or, at the option of the registered holder of such Series E Note, on demand, and (ii) mature and be due and payable as to the entire remaining unpaid principal amount thereof on December 1, 1998;

                 (e) the 9.53% Series F Senior Promissory Notes due December 1, 2001 in the aggregate principal amount of $21,000,000 (together with all notes issued in substitution or exchange therefor in accordance with the terms of this Agreement and the Other Agreements, the "Series F Notes") each of which shall (i) bear interest on the unpaid principal amount thereof at the rate of 9.53% per annum (computed on the basis of a 360-day year of twelve 30-day months) payable semiannually on June 1 and December 1 of each year, and with interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) any overdue premium,
         if any, and interest at the rate of 10.53% per annum until paid, such overdue interest (if any) to be payable semiannually as aforesaid or, at the option of the registered holder of such Series F Note, on demand, and (ii) mature and be payable as to the entire remaining unpaid principal amount thereof on December 1, 2001;

                 (f) the 9.50% Series G Senior Promissory Notes due December 1, 2001 in the aggregate principal amount of $31,000,000 (together with all notes issued in substitution or exchange therefor in accordance with the terms of this Agreement and the Other Agreements, the "Series G Notes") each of which shall (i) bear interest on the unpaid principal amount thereof at the rate of 9.50% per annum (computed on the basis of a 360- day year of twelve 30-day months) payable semiannually on June 1 and December 1 of each year, and with interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) any overdue premium, if any, and interest at the rate of 10.50% per annum until paid, such overdue interest (if any) to be payable semiannually as aforesaid or, at the option of the registered holder of such Series G Note, on demand, and (ii) mature and be payable as to the entire remaining unpaid principal amount thereof on December 1, 2001; and

                 (g) the 9.69% Series H Senior Promissory Notes due December 1, 2003 in the aggregate principal amount of $54,000,000 (together with all notes issued in substitution or exchange therefor in accordance with the terms of this Agreement and the Other Agreements, the "Series H Notes") each of which shall (i) bear interest on the unpaid principal amount thereof at the rate of 9.69% per annum (computed on the basis of a 360- day year of twelve 30-day months) payable semiannually on June 1 and December 1 of each year, and with interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) any overdue premium, if any, and interest at the rate of 10.69% per annum until paid, such overdue interest (if any) to be payable semiannually as aforesaid or, at the option of the registered holder of such Series H Note, on demand, and (ii) mature and be payable as to the entire remaining unpaid principal amount thereof on December 1, 2003.

                 The Series B Notes, Series C Notes, Series D Notes, Series E Notes, Series F Notes, Series G Notes and Series H Notes shall be substantially in the forms of Exhibits A-1 through A-7, respectively, and are referred to herein collectively together with, from and after the Effective Date, any Existing Notes not delivered for substitution pursuant to the proviso in
Section 1.3, as the "Substitute Notes" and separately as a "Series" of Substitute Notes.

                 1.5. Investment Representation. You represent to the Company that on the Effective Date you will accept the Substitute Notes, if any, being delivered to you for your own account for investment and not with a view to the distribution or sale of the Substitute Notes, subject, however, to any requirement of law that the disposition of your property be at all times within your control and without prejudice to your right to sell or otherwise dispose of all or any part of the Substitute Notes held by you pursuant to an effective registration under the Securities Act or under an exemption from such registration available under the Securities Act.

                 SECTION 2. REPRESENTATIONS OF THE COMPANY. The Company represents and warrants to you that:

                 2.1. Organization and Authority of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Agreements and the Substitute Notes and to perform the provisions hereof and thereof. The Company has, by all necessary corporate action (no action of shareholders of the Company being required by law, by its charter or by-laws, or otherwise), duly authorized the execution and delivery of this Agreement, the Other Agreements and the Substitute Notes and the performance of its obligations under this Agreement (including, without limitation, the assumption of the Existing Notes, the amendment and restatement of the Existing Note Purchase Agreements and the delivery of the Substitute Notes) and the Substitute Notes. The merger of Lennox International Inc., an Iowa corporation, into the Company was completed in compliance with all applicable laws on October 11, 1991, such merger qualifies as a reorganization under
Section 368(a)(1)(F) of the Code and the Company has succeeded to all the assets and liabilities of such Iowa corporation. The Company is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification and in which the failure so to qualify would materially affect adversely the business, operations or properties of the Company, or of the Company and its Subsidiaries taken as a whole, or the ability of the Company to perform the Agreements and discharge its obligations on the Substitute Notes.

                 2.2. Disclosure. Neither this Agreement, the financial statements referred to in Section 2.4 nor any other document, instrument or certificate delivered to you by or on behalf of the Company in connection with the transactions contemplated by the Agreements contains any untrue statement of a material fact, or omits to state any fact necessary to make the statements contained herein or therein (taken as a whole) not misleading. The Company does not know of any fact (other than matters of a general economic nature) which materially affects adversely or, so far as the Company can reasonably now foresee, will materially affect adversely, the business, operations or properties of the Company, or of the Company and its Subsidiaries taken as a whole, or the ability of the Company to perform the Agreements and discharge its obligations on the Substitute Notes.

                 2.3. Incorporation, Good Standing and Ownership of Shares of Subsidiaries. Annexed hereto as Exhibit B is a complete and correct list of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its incorporation, the jurisdictions in which substantial operating assets are located and the percentage of shares of each class outstanding owned by the Company and each other Subsidiary and specifying whether such Subsidiary is designated a Restricted Subsidiary. All of the outstanding shares of each of said Subsidiaries shown in Exhibit B as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned beneficially and of record by the Company or another Subsidiary free and clear of any Lien. No Subsidiary owns any shares of the Company. Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification and in which the failure so to qualify would materially affect adversely the business, operations or properties of the Company or of the Company and its Subsidiaries taken as a whole, or the ability of the Company to perform the Agreements and discharge its obligations on the Substitute Notes. Each Subsidiary has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease and to transact the business it transacts and proposes to transact. There are no outstanding rights, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company or any Subsidiary of any shares of capital stock of any such Subsidiary.

                 2.4. Financial Statements. The Company has delivered to you copies of

                 (a) the audited balance sheets of each of the Company, Heatcraft and Industries as at December 31 in each of the years 1986, 1987, 1988, 1989 and 1990 and the related statements of income, stockholders' equity and changes in financial position for the annual periods ended December 31, 1986 and the related statements of income, stockholders' equity and cash flows for the annual periods ended December 31, 1987, 1988, 1989 and 1990, accompanied by the reports thereon by Coopers & Lybrand, independent certified public accountants of the Company, Heatcraft and Industries;

                 (b) the audited balance sheets of Armstrong as at December 31 in each of the years 1989 and 1990 and the related statements of income, stockholders' equity and cash flows for the annual periods then ended accompanied by the reports thereon by Coopers & Lybrand, independent certified public accountants of Armstrong;

                 (c) the unaudited balance sheets of each Issuing Subsidiary as at March 31 and June 30, 1991, and the related unaudited statements of income, retained earnings and cash flows for the quarterly periods ended on said dates;

                 (d) the unaudited consolidated and consolidating balance sheets of the Company and its Subsidiaries as at March 31, June 30 and September 30, 1991 and the related unaudited consolidated and consolidating statements of income for the quarters then ended;

                 (e) the Company's Long-Term Debt Repayment Schedule (Present Debt) as of December 31, 1990; and

                 (f) the management letter submitted to the Company by Cooper's & Lybrand in connection with the audit of the Company for the fiscal year ended December 31, 1990.

                 All the above-mentioned financial statements (including in each case the related schedules and notes) are correct and complete and fairly present the financial position of the entities to which they relate as of the respective dates of said balance sheets and the results of their operations for the respective periods covered by said statements of income, stockholders' equity, cash flows and changes in financial position (subject, in the case of the unaudited financial statements, to year-end adjustments) and have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto. There are no material liabilities, contingent or otherwise, of the Company or any Subsidiary (of any type required by GAAP to be reflected in a consolidated balance sheet of the Company and its Subsidiaries or the footnotes thereto) as of December 31, 1990 not reflected in the consolidated balance sheet of the Company and its Subsidiaries as of said date described in paragraph (a) of this Section 2.4 (or the footnotes thereto). Since December 31, 1990 there have been no changes in the assets, liabilities or financial position of the Company or any Issuing Subsidiary from that set forth in the audited balance sheets of the Company or such Issuing Subsidiary as of said date, other than (i) expenses of approximately $14,000,000 accrued in connection with the functional reorganization of Industries and the closing of the Fort Worth Plant, (ii) the purchase on July 2, 1991 by Lennox Industries Limited of Environheat Ltd. and (iii) changes in the ordinary course of business which have not, either individually or in the aggregate, been materially adverse to the Company or such Issuing Subsidiary.

                 2.5. Compliance with Other Instruments of the Company and Subsidiaries; No Dividend Restriction. The consummation of the transactions contemplated by this Agreement and the performance of the terms and provisions of the Agreements and the Substitute Notes will not result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, license, bank loan or credit agreement, lease, corporate charter, by-law, or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties is or may be bound or affected, or violate any existing law, governmental rule or regulation or any Order of any court, arbitrator or Governmental Body applicable to the Company or any Subsidiary. Neither the Company nor any Subsidiary is a party to or bound by any instrument or agreement which contains any restriction on the incurrence by the Company of any Debt other than (i) the Agreements, (ii) the Existing Note Purchase Agreements and (iii) the Revolving Credit Agreement dated as of December 4, 1991, among the Company, the banks named therein and The Northern Trust Company, as agent, under each of which the Company is permitted to maintain outstanding the Debt evidenced by the Substitute Notes. No Restricted Subsidiary is bound by or subject to any contract (other than the Existing Note Purchase Agreements) or charter or by-law provision limiting the amount of, or otherwise imposing restrictions on the declaration, payment or setting aside of funds for the making of, dividends or other distributions in respect of the capital stock of such Restricted Subsidiary to the Company or another Restricted Subsidiary.

                 2.6. Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Body or any other Person (including any trustee or holder of any indebtedness, obligation or other securities of the Company or any of its Subsidiaries) is required for the validity of the execution and delivery or for the performance by the Company of the Agreements or the Substitute Notes or the assumption by the Company of the Existing Notes or the discharge by the Company of its obligations under the Agreements and the Substitute Notes.

                 2.7. Litigation; Observance of Statutes, Regulations and Orders. There are no actions, suits or proceedings (including, without limitation, actions, suits or proceedings under any statute or other law relating to environmental protection or occupational health and safety practices) pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Body (except actions, suits or proceedings of the character normally incident to the kind of business conducted by the Company or any Subsidiary which (a) do not question the validity or legality of this Agreement or the Substitute Notes or any action taken or to be taken pursuant hereto or thereto and (b) in the aggregate, if adversely determined, would not materially affect adversely the business, operations or properties of the Company, or of the Company and its Subsidiaries taken as a whole or the ability of the Company to perform the Agreements or discharge its obligations on the Substitute Notes). Neither the Company nor any Subsidiary is in default under any Order of any court, arbitrator or Governmental Body which default could have a materially adverse effect on the Company or on the Company and its Subsidiaries taken as a whole; and neither the Company nor any Subsidiary is subject to or a party to any Order of any court or Governmental Body arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade or unfair competition, or environmental protection or occupational health and safety practices, or similar matters.

                 As used in this Agreement, the term "Governmental Body" includes any Federal, State, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign; and the term "Order" includes any order, writ, injunction, decree, judgment, award, determination, direction or demand.

                 2.8. Taxes. The Company and its Subsidiaries have filed all federal tax returns required to have been filed by them and all tax returns which are required to have been filed in each jurisdiction in which they are qualified to do business, as aforesaid, and have paid all taxes shown to be due and payable on such returns and all other material taxes and assessments payable by them, to the extent the same have become due and payable and before they have become delinquent, except for any taxes and assessments the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has set aside on its books reserves (segregated to the extent required by GAAP) deemed by it to be adequate. The Company does not know of any proposed material tax assessment against the Company or any Subsidiary, and in the opinion of the Company all tax liabilities are adequately provided for on the books of the Company and its Subsidiaries. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service (or the applicable statute of limitations has run) and such liabilities have been paid for all fiscal years up to and including the fiscal year ended December 31, 1985. The federal income tax returns of the Company and its Subsidiaries for the years 1986 and 1987 are currently being audited by the Internal Revenue Service and certain adjustments may be proposed by the Internal Revenue Service which, if made, will not either in any one case or in the aggregate be in the opinion of the Company materially adverse to the assets, liabilities or financial condition of the Company and its Subsidiaries, taken as a whole.

                 2.9. Title to Property. The Company and its Restricted Subsidiaries have good title to their respective real properties and other properties as reflected in the most recent audited consolidated balance sheet of the Company and its Subsidiaries referred to in Section 2.4(a) or purported to have been acquired by the Company or such Restricted Subsidiary after said date, except as sold or otherwise disposed of in the ordinary course of business, subject to no title defects which would not be acceptable in accordance with good business practice to similar companies engaged in a similar business. Except as permitted by Section 7.5, all properties of the Company and each Restricted Subsidiary are free and clear of all Liens.

                 2.10. Licenses, Permits, etc. The Company and its Subsidiaries possess all licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names, or rights thereto, required to conduct their respective businesses substantially as now conducted and as currently proposed to be conducted, without known conflict with the rights of others.

                 2.11. Compliance with ERISA. No employee benefit plan established or maintained by the Company or by any Commonly Controlled Entity or to which the Company or any Commonly Controlled Entity is required to make contributions, which is subject to Part 3 of Subtitle B of Title 1 of ERISA, or
Section 412 of the Code, had, as of the last day of the most recent fiscal year of such plan heretofore ended, an accumulated funding deficiency (as such term is defined in Section 302 of ERISA or Section 412 of the Code). Except as set forth in the audited consolidated financial statements of the Company and its Subsidiaries for the fiscal year ended December 31, 1990 referred to in Section 2.4(a), the present value of all accrued benefits under each such employee benefit plan (based on those assumptions used to fund such plan, which assumptions are reasonable) did not, as of such date exceed the then current value of the assets of such plan allocable to such benefits. The amount by which the aggregate vested benefit obligations for the qualified pension plans of the Company and its Subsidiaries, determined as of the end of the fiscal year ended December 31, 1990, exceed the aggregate fair value of the assets of such plans determined as of the end of such fiscal year, is less than $3,000,000. No liability to the Pension Benefit Guaranty Corporation (other than required insurance premiums, all of which, to the extent due and payable, have been paid) has been incurred with respect to any such plan and there has not been any reportable event within the meaning of ERISA, or any other event or condition, which presents a material risk of termination of any such plan by the Pension Benefit Guaranty Corporation. To the knowledge of the Company after reasonable investigation, neither the Department of Labor, the Internal Revenue Service nor any other Governmental Body has determined that any such plan or any trust created thereunder, or any trustee or administrator thereof, has engaged in a "prohibited transaction" (as defined in Section 4975 of the Code) with respect to any such plan that could subject any such plan, trust, trustee, administrator, the Company or any Commonly Controlled Entity to any material tax or penalty on prohibited transactions imposed under said Section 4975 or Section 502(i) of ERISA, and the Company is not aware of any facts that would constitute such a prohibited transaction. Neither the execution, delivery or performance by the Company of the Agreements nor the delivery by the Company of the Substitute Notes nor the assumption by the Company of the Existing Notes will involve any prohibited transaction (as so defined).
The representation by the Company in the immediately preceding sentence is made in reliance upon and subject to the accuracy of your representation, if any, contained in Section 1.4 of each Existing Note Purchase Agreement to which you are a party and the representation by the Company in the immediately preceding sentence is expressly conditioned thereupon. Neither the Company nor any Commonly Controlled Entity is making or accruing, or has made or accrued, an obligation to make contributions to any Multiemployer Plan. For purposes hereof, (i) "Commonly Controlled Entity" shall mean any trade or business, whether or not incorporated, which is under common control with the Company (within the meaning of Section 414(b) or (c) of the Code); and (ii) "Multiemployer Plan" shall mean a "multiemployer plan," as defined in Section 4001(a)(3) of ERISA.

                 2.12. No Public Offering by the Company; No Fees Paid. Neither the Company nor Dillon, Read & Co. Inc. (the only Person authorized by the Company to act on its behalf in connection with the assumption by the Company of the Existing Notes and the amendment of the Existing Note Purchase Agreements) has offered the Substitute Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Holders and The Equitable Life Assurance Society of the United States, Equitable Variable Life Insurance Company and Equitable General Insurance Company. Neither the Company nor anyone acting on its behalf has taken, or will take, any action which would subject the assumption of the Existing Notes or the delivery of the Substitute Notes by the Company as contemplated by the Agreements, to Section 5 of the Securities Act. As used in this Section 2.12, the term "Substitute Notes" shall mean the Substitute Notes to be executed and delivered under the Agreements and any similar security or securities. The Company has not paid, nor agreed to pay, to Dillon, Read & Co. Inc. or to any other Person (including, without limitation, the Other Holders) any fee or other compensation (other than for reimbursement for out-of-pocket expenses, if any) in connection with the assumption by the Company of the Existing Notes, the amendment of the Existing Note Purchase Agreements or the restructuring of any other debt of the Company and its Subsidiaries.

                 2.13. Solvency. The Company is, and upon giving effect to the assumption of the Existing Notes will be, a "solvent institution," as said term is used in Section 1405(c) of the New York Insurance Law, whose "obligations are not in default as to principal or interest," as said terms are used in said Section 1405(c).

                 2.14. Use of Proceeds; Margin Regulations. No part of the proceeds from the sale of the Existing Notes was used, directly or indirectly, by the Company or any Subsidiary for the purpose of purchasing or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207, as amended), or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve the Company or any Subsidiary in a violation of Regulation X of said Board (12 CFR 224, as amended) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220, as amended). The assets of the Company and its Subsidiaries do not consist to the extent of 25% or more of margin stock, and the Company has no present intention of acquiring margin stock to the extent of 25% or more of its assets, and in no event under any circumstances during the term of the Agreements will 25% or more of the assets of the Company and its Subsidiaries consist of margin stock. As used in this Section, the term "margin stock" shall have the meaning assigned to it in the aforesaid Regulation G.

                 2.15. Existing Debt. Annexed hereto as Exhibit C is a complete and correct list of all secured and unsecured Debt of the Company and its Restricted Subsidiaries as of the date hereof, showing as to each item of such Debt the obligor, the aggregate principal amount outstanding on the date specified in Exhibit C, the final maturity date of such Debt, and a brief description of any security therefor. With respect to each item of Debt of the Company listed in Exhibit C, the Company has delivered to your special counsel named in Section 3.2 a true and complete copy of each instrument evidencing any such Debt in excess of $100,000 or pursuant to which any such Debt in excess of $100,000 was issued or secured (including each amendment, consent, waiver or similar instrument in respect thereof), as the same is in effect on the date hereof. Neither the Company nor any Subsidiary is in default in the performance or observance of any of the terms, covenants or conditions contained in any of said instruments and neither the Company nor any Restricted Subsidiary is in default with respect to any Debt listed in Exhibit C, and no event has occurred and is continuing which, with notice or the lapse of time or both, would become such a default.

                 2.16. Existing Investments. Annexed hereto as Exhibit D is a complete and correct list of Investments of the Company and its Restricted Subsidiaries as of the date specified in Exhibit D, other than Investments of the character specified in Subsection (a) of the definition of "Restricted Investment" set forth in Section 8.1.

                 2.17. Foreign Assets Control Regulations, etc. Neither the Company nor any of its Subsidiaries is a "national" of any foreign country designated in the Foreign Assets Control Regulations, the Transaction Control Regulations, the Foreign Funds Control Regulations, the Iranian Assets Control Regulations, the Cuban Assets Control Regulations, the Nicaraguan Trade Control Regulations or the Libyan Sanctions Regulations of the United States Treasury Department (31 CFR Subtitle B, Chapter V, as amended). None of the proceeds of the sale of the Existing Notes under the Existing Note Purchase Agreements has been or will be used, directly or indirectly, for the purpose of engaging in any transaction which violates any of said Regulations or which violates the Foreign Funds Control Regulations or the Transaction Control Regulations of the United States Treasury Department (31 CFR Subtitle B, Chapter V, as amended), or any regulation or ruling issued thereunder.

                 2.18. Status Under Certain Statutes. The Company is not an "investment company" or a Person directly or indirectly "controlled" by or "acting on behalf of" an investment company within the meaning of the Investment Company Act of 1940, as amended. The Company is not a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                 2.19. Environmental Matters. (a) The Company and its Subsidiaries currently are in compliance with all applicable Environmental Laws except to the extent failure to comply has not had and will not have a material adverse effect on the Company or the Company and its Subsidiaries, taken as a whole.

                 (b) Neither the Company nor any Subsidiary has any knowledge of any events, conditions or circumstances that could reasonably be expected to give rise to any liability on the part of the Company or any Subsidiary based on or related to (i) a violation of any Environmental Law or
(ii) the presence on, in, under or above the Company Premises of any Hazardous Substance, other than any such liabilities referred to in this Subdivision (b) that will not have, either in any one case or in the aggregate, a material adverse effect on the Company or the Company and its Subsidiaries, taken as a whole.

                 2.20. Representations in Existing Note Purchase Agreements. The representations and warranties of the Issuing Subsidiaries contained in the Existing Note Purchase Agreements or otherwise made in writing by or on behalf of the Issuing Subsidiaries pursuant to the Existing Note Purchase Agreements were true on and as of the date first made.

                 SECTION 3. CONDITIONS OF CLOSING. Your obligation to consent to the assumption of the Existing Notes, the release of the Issuing Subsidiaries and the amendment and restatement of the Existing Note Purchase Agreements as provided in Section 1.2 shall be subject to the conditions hereinafter set forth:

                 3.1. Proceedings Satisfactory. All proceedings taken in connection with the assumption by the Company of the Existing Notes, the amendment and restatement of the Existing Note Purchase Agreements, the delivery of the Substitute Notes and the consummation of the transactions contemplated hereby and all documents and papers relating thereto shall be satisfactory to you and your special counsel, and you and your special counsel shall have received copies of such documents and papers, all in form and substance satisfactory to you and your special counsel, as you or they may reasonably request in connection therewith.

                 3.2. Opinions of Counsel. You shall have received opinions, each dated the Effective Date, addressed to you and satisfactory in form, scope and substance to you from (a) Anne W. Wooten, Esq., Corporate Counsel of the Company, substantially in the form of Exhibit E and covering such other matters as you or your special counsel may reasonably request, and (b) Breed, Abbott & Morgan, your special counsel in connection with the transactions contemplated by this Agreement, covering such matters as you may reasonably request.

                 3.3. Representations True, etc.; Officers' Certificate. All representations and warranties of the Company contained in this Agreement or otherwise made in writing by or on behalf of the Company in connection with the transactions contemplated hereby shall (except as affected by the consummation of such transactions) be true on and as of the Effective Date with the same effect as though such representations and warranties had been made on and as of the Effective Date; the Company shall have performed all agreements on its part required to be performed under the Agreements on or prior to the Effective Date; no Default or Event of Default under this Agreement nor any Default or Event of Default (under and as defined in the Existing Note Purchase Agreements) shall have occurred and be continuing; since the date of the most recent audited balance sheets referred to in Section 2.4, neither the Company nor any Subsidiary shall have consolidated with, merged into, or sold, leased or otherwise disposed of its properties as an entirety or substantially as an entirety to any Person (other than the merger of the Company and Lennox International Inc., an Iowa corporation, described in Section 2.1); and you shall have received a certificate signed by the Chief Executive Officer, a Vice President or the Treasurer of the Company and by the Secretary or an Assistant Secretary of the Company, dated the Effective Date, certifying to the effects specified in this Section.

                 3.4. Legality. On the Effective Date the Substitute Notes to be delivered to you hereunder shall be a legal investment for you under the laws of each jurisdiction to which you may be subject, without resort to any basket provision of said laws such as New York Insurance Law Section 1405(a)(8), and you shall have received such certificates or other evidence as you may reasonably request demonstrating the legality of such investment under such laws.

                 3.5. Absence of Certain Events. There shall not have occurred any material adverse change in the assets, liabilities, business, operations, properties or condition (financial or otherwise) of the Company or of the Company and its Subsidiaries, taken as a whole, from that reflected in the most recent audited financial statements referred to in Section 2.4, copies of which shall have been delivered to you.

                 3.6. Other Agreements, etc. The Other Agreements shall have been duly entered into and become effective.

                 3.7. Private Placement Number. Each Series of Substitute Notes shall have been assigned a private placement number by Standard and Poor's CUSIP Service Bureau.

                 3.8. Ratings. On or prior to the Effective Date, the Substitute Notes shall have been rated "2" or better by the National Association of Insurance Commissioners and satisfactory evidence of such rating shall have been delivered to you and your special counsel.

                 3.9. Prepayment of Industries 9.05% Promissory Notes. Industries shall have prepaid in full its 9.05% Promissory Notes due December 1, 1992, and you shall have received evidence satisfactory to you of such prepayment.

                 3.10. Bank Credit Agreement. On or prior to the Effective Date the Company shall have entered into an unsecured revolving credit facility with one or more commercial banks, in form and substance satisfactory to you and your special counsel, pursuant to which the Company shall be entitled to borrow not more than $80,000,000, a true and complete copy of which shall have been delivered to you and your special counsel.

                 3.11. Fees Payable at Closing. Your special counsel shall have received the legal fees and expenses required to be paid or reimbursed by the Company, as provided in Section 16.1, in connection with their preparation and review of the Agreements and documents and papers relating thereto and negotiations and other matters in connection therewith, and for which the Company shall have received invoices on or prior to the second Business Day preceding the Effective Date.

                 SECTION 4. PREPAYMENT, PAYMENT AND PURCHASE OF THE SUBSTITUTE NOTES.

                 4.1. Mandatory Prepayments of the Substitute Notes; Payment at Maturity. The provisions of the Substitute Notes with respect to mandatory prepayment shall be identical to the provisions with respect to mandatory prepayment of the Existing Notes, as follows:

                 (a) Series B Notes. On December 1, 1992 and on each December 1 thereafter to and including December 1, 1995 (so long as any of the Series B Notes shall be outstanding), the Company will prepay $2,000,000 in aggregate principal amount of the Series B Notes (or, if less, the unpaid balance thereof). On December 1, 1996, the Company will in any event pay the entire remaining unpaid principal amount of the Series B Notes together with all interest accrued thereon.

                 (b) Series C Notes. On December 1, 1993 and on each December 1 thereafter to and including December 1, 1996 (so long as any of the Series C Notes shall be outstanding), the Company will prepay $5,000,000 in aggregate principal amount of the Series C Notes (or, if less, the unpaid balance thereof). On December 1, 1997, the Company will in any event pay the entire remaining unpaid principal amount of the Series C Notes together with all interest accrued thereon.

                 (c) Series D Notes. On December 1, 1993 and on each December 1 thereafter to and including December 1, 1997 (so long as any of the Series D Notes shall be outstanding), the Company will prepay $5,000,000 in aggregate principal amount of the Series D Notes (or, if less, the unpaid balance thereof). On December 1, 1998, the Company will in any event pay the entire remaining unpaid principal amount of the Series D Notes together with all interest accrued thereon.

                 (d) Series E Notes. On December 1, 1992 and on each December 1 thereafter to and including December 1, 1997 (so long as any of the Series E Notes shall be outstanding), the Company will prepay $1,428,571 in aggregate principal amount of the Series E Notes (or, if less, the unpaid balance thereof). On December 1, 1998, the Company will in any event pay the entire remaining unpaid principal amount of the Series E Notes together with all interest accrued thereon.

                 (e) Series F Notes. The Company will, on December 1, 1999, prepay $10,000,000 in aggregate principal amount of the Series F Notes (or, if less, the unpaid balance thereof) and on December 1, 2000, prepay $8,000,000 in aggregate principal amount of the Series F Notes (or, if less, the unpaid balance thereof). On December 1, 2001, the Company will in any event pay the entire remaining unpaid principal amount of the Series F Notes together with all interest accrued thereon.

                 (f) Series G Notes. On December 1, 1994 and on each December 1 thereafter to and including December 1, 2000 (so long as any of the Series G Notes shall be outstanding), the Company will prepay $3,875,000 in aggregate principal amount of the Series G Notes (or, if less, the unpaid balance thereof). On December 1, 2001, the Company will in any event pay the entire remaining unpaid principal amount of the Series G Notes together with all interest accrued thereon.

                 (g) Series H Notes. On December 1, 1993 and on each December 1 thereafter to and including December 1, 2002 (so long as any of the Series H Notes shall be outstanding), the Company will prepay $4,900,000 aggregate principal amount of the Series H Notes (or, if less, the unpaid balance thereof. On December 1, 2003, the Company will in any event pay the entire remaining unpaid principal amount of the Series H Notes together with all interest accrued thereon.

                 (h)  Adjustment of Mandatory Prepayments, etc.
Notwithstanding paragraphs (a) through (g) to the contrary, if any Substitute Note or Notes (but less than all the Substitute Notes) of a Series shall be purchased pursuant to Section 7.12, then the aggregate principal amount of the Substitute Notes of such Series required to be prepaid on any December 1 thereafter pursuant to this Section 4.1 shall be reduced to that amount which bears the same relation to the amount of such prepayment specified to be made on such December 1 (or such lower amount to which such required prepayment shall have theretofore been reduced in accordance with this paragraph (h)) as the aggregate principal amount of the Substitute Notes of such Series outstanding immediately following said purchase pursuant to Section 7.12 bears to the aggregate principal amount of the Substitute Notes of such Series outstanding immediately prior to said purchase pursuant to Section 7.12. The Company covenants and agrees that it will, in the event of any reduction pursuant to this paragraph
(h), promptly after the purchase giving rise to such reduction give to each holder of a Substitute Note or Notes of the Series affected written notice thereof, specifying in each such case the amounts of the respective mandatory prepayments due thereafter in respect of each Substitute Note held by such holder (giving effect to such reduction) and containing calculations demonstrating the method by which such reduction was effected. Each prepayment pursuant to this Section 4.1 shall be at 100% of the principal amount so to be prepaid, together with accrued interest thereon to the date of such prepayment, without premium.

                 4.2. Optional Prepayment of the Substitute Notes. The provisions of the Substitute Notes with respect to optional prepayment shall be identical to the provisions with respect to optional prepayment of the Existing Notes, as follows:

                 (a) Series B Notes. Upon notice given as provided in Section 4.4, the Company, at its option, may

                 (i) on any December 1 fixed for a mandatory prepayment of Series B Notes pursuant to Section 4.1(a), prepay an aggregate principal amount of the Series B Notes equal to the amount of such mandatory principal prepayment, or any lesser aggregate principal amount constituting a multiple of $100,000, in each case at the principal amount so to be prepaid, together with interest accrued thereon to the date of such prepayment, without premium; provided, however, that (A) the aggregate principal amount of the Series B Notes which may be prepaid in all prepayments pursuant to this Subsection shall not exceed $2,800,000 and (B) the privilege of the Company to make prepayments pursuant to this Subsection shall be non-cumulative, so that failure to exercise the same in whole or in part on any such December 1 shall not entitle the Company to increase the amount which may be prepaid on any subsequent December 1 in accordance with this Subsection (i); and

                 (ii) on or after December 1, 1993, prepay the Series B Notes as a whole, or from time to time in part (in multiples of $100,000), in each case at the principal amount so to be prepaid, together with interest accrued thereon to the date fixed for such prepayment, plus a premium equal to the applicable percentage of the principal amount so to be prepaid, determined as follows:

                 If Prepaid During
                 12-Month Period                   Applicable
                 Beginning December 1              Percentage
                 --------------------              ----------
                         1993                       2.1222%
                         1994                       1.0611%
                         1995                            0%

                 (b) Series C Notes. Upon notice given as provided in Section 4.4, the Company, at its option, may

                 (i) on any December 1 fixed for a mandatory prepayment of Series C Notes pursuant to Section 4.1(b), prepay an aggregate principal amount of the Series C Notes equal to the amount of such mandatory principal prepayment, or any lesser aggregate principal amount constituting a multiple of $100,000, in each case at the principal amount so to be prepaid, together with interest accrued thereon to the date of such prepayment and without premium, which privilege shall be non-cumulative; provided, however, that the aggregate principal amount of the Series C Notes which may be prepaid in all prepayments pursuant to this Subsection shall not exceed $6,250,000; and

                 (ii) on or after December 1, 1993, prepay the Series C Notes as a whole, or from time to time in part (in multiples of $100,000), in each case at the principal amount so to be prepaid, together with interest accrued thereon to the date fixed for such prepayment, plus a premium equal to the applicable percentage of the principal amount so to be prepaid, determined as follows:

                 If Prepaid During
                 12 Month Period                   Applicable
                 Beginning December 1              Percentage
                 --------------------              ----------
                         1993                        3.0136%
                         1994                        2.0091%
                         1995                        1.0045%
                         1996                             0%

                 (c) Series D Notes. Upon notice given as provided in Section 4.4, the Company, at its option, may

                 (i) on any December 1 fixed for a mandatory prepayment of Series D Notes pursuant to Section 4.1(c), prepay an aggregate principal amount of the Series D Notes equal to the amount of such mandatory principal prepayment, or any lesser aggregate principal amount constituting a multiple of $100,000, in each case at the principal amount so to be prepaid, together with interest accrued thereon to the date of such prepayment and without premium; provided, however, that
         (A) the aggregate principal amount of the Series D Notes which may be prepaid in all prepayments pursuant to this Subsection shall not exceed $8,750,000 and (B) the privilege of the Company to make prepayments pursuant to this Subsection shall be non-cumulative so that failure to exercise the same in whole or in part on any such December 1 shall not increase the amount which may be prepaid on any subsequent December 1 in accordance with this Subsection; and

                 (ii) on or after December 2, 1996, prepay the Series D Notes as a whole, or from time to time in part (in multiples of $100,000), in each case at the principal amount so to be prepaid, together with interest accrued thereon to the date fixed for such prepayment, plus a prepayment premium equal to the applicable percentage of the principal amount so to be prepaid, determined as follows:

                 If Prepaid During
                 12-Month Period                   Applicable
                 Beginning December 2              Percentage
                 --------------------              ----------
                         1996                        1.0667%
                         1997                             0%

                 (d) Series E Notes. Upon notice given as provided in Section 4.4, the Company, at its option, may

                 (i) on any December 1 fixed for a mandatory prepayment of Series E Notes pursuant to Section 4.1(d), prepay an aggregate principal amount of the Series E Notes equal to the amount of such mandatory principal prepayment, or any lesser aggregate principal amount constituting a multiple of $100,000, in each case at the principal amount so to be prepaid, together with interest accrued thereon to the date of such prepayment, without premium; provided, however, that (A) the aggregate principal amount of the Series E Notes which may be prepaid in all prepayments pursuant to this Subsection shall not exceed $2,000,000 and (B) the privilege of the Company to make prepayments pursuant to this Subsection shall be non-cumulative so that failure to exercise the same in whole or in part on any such December 1, shall not entitle the Company to increase the amount which may be prepaid on any subsequent December 1 in accordance with this Subsection; and

                 (ii) on or after December 1, 1995, prepay the Series E Notes as a whole, or from time to time in part (in multiples of $100,000), in each case at the principal amount so to be prepaid, together with interest accrued thereon to the date fixed for such prepayment, plus a premium equal to the applicable percentage of the principal amount so to be prepaid, determined as follows:

                 If Prepaid During
                 12-Month Period                   Applicable
                 Beginning December 1              Percentage
                 --------------------              ----------
                          1995                       2.2556%
                          1996                       1.1278%
                          1997                            0%

                 (e) Series F Notes. Upon notice given as provided in Section 4.4, the Company, at its option, may, on or after August 2, 2000, prepay the Series F Notes as a whole, or from time to time in part (in multiples of $100,000), in each case at the principal amount so to be prepaid, together with interest accrued thereon to the date fixed for such prepayment, plus, in the case of any such prepayment made on or after August 2, 2000 and prior to December 2, 2000, a prepayment premium equal to 0.866% of the principal amount so to be prepaid.

                 (f) Series G Notes. Upon notice given as provided in Section 4.4, the Company, at is option, may

                 (i) on any December 1 fixed for a mandatory prepayment of Series G Notes pursuant to Section 4.1(f), prepay an aggregate amount of Series G Notes equal to the amount of such mandatory prepayment or any lesser aggregate principal amount constituting an integral multiple of $100,000, in each case at the principal amount so to be prepaid, together with interest accrued thereon to the date of such prepayment and without premium; provided, however, that (A) the aggregate principal amount of the Series G Notes which may be prepaid in all prepayments pursuant to this Subsection shall not exceed $7,750,000 and (B) the privilege of the Company to make prepayments pursuant to this Subsection shall be non-cumulative so that failure to exercise the same in whole or in part on any such December 1 shall not increase the amount which may be prepaid on any subsequent December 1 in accordance with this Subsection; and

                 (ii) on or after December 2, 1996, prepay the Series G Notes as a whole, or from time to time in part (in integral multiples of $100,000), in each case at the principal amount so to be prepaid, together with interest accrued thereon to the date fixed for such prepayment, plus a prepayment premium equal to the applicable percentage of the principal amount so to be prepaid, determined as follows:

                 If Prepaid During
                 12-Month Period                   Applicable
                 Beginning December 2              Percentage
                 --------------------              ----------
                          1996                       3.4546%
                          1997                       2.5909%
                          1998                       1.7273%
                          1999                       0.8636%
                          2000                            0%

                 (g) Series H Notes. Upon notice given as provided in Section 4.4, the Company, at its option, may, on or after December 2, 1999, prepay the Series H Notes as a whole, or from time to time in part (in multiples of $100,000), in each case at the principal amount so to be prepaid, together with interest accrued thereon to the date fixed for such prepayment, plus a premium equal to the applicable percentage of the principal amount so to be prepaid, determined as follows:

                 If Prepaid During
                 12-Month Period                   Applicable
                 Beginning December 2              Percentage
                 --------------------              ----------
                          1999                       2.235%
                          2000                       1.490%
                          2001                       0.745%
                          2002                           0%

                 (h) Mandatory Prepayments Not Affected; etc. No prepayment of less than all the Substitute Notes of any Series pursuant to this Section
4.2 shall relieve the Company of its obligation to make (nor shall it reduce the amount of) the prepayments of principal on the Substitute Notes of such Series required by Section 4.1. Each partial prepayment made pursuant to this
Section 4.2 shall be allocated as provided in Section 4.5.

                 4.3. Special Purchase of Substitute Notes. The Company shall be required to purchase Substitute Notes of each holder thereof which shall have replied affirmatively to an offer to purchase the same given as contemplated by Section 7.12, such purchase to be made at the price and on the date and otherwise as provided in Section 7.12.

                 4.4. Notice of Prepayment. The Company shall call the Substitute Notes of any Series for prepayment pursuant to Section 4.2 by giving written notice thereof to each holder of an outstanding Substitute Note of such Series, which notice shall be given not less than 30 nor more than 60 days prior to the date fixed for such prepayment in such notice and shall specify the amount so to be prepaid, together with the premium (if any) to be paid thereon and the date fixed for such prepayment. Each such notice of prepayment shall be accompanied by a certificate of an authorized financial officer of the Company stating the facts showing compliance with the provisions of Section
4.2. Upon the giving of notice of any prepayment as provided in this Section 4.4, the Company will prepay on the date therein fixed for prepayment the principal amount of the Substitute Notes of the Series so to be prepaid as specified in such notice, together with interest accrued thereon to such date fixed for prepayment, plus the applicable premium (if any).

                 4.5. Allocation of Prepayments. In the event of any prepayment pursuant to Section 4.1 or 4.2 of less than all of the outstanding Substitute Notes of any Series, the Company will allocate the principal amount so to be prepaid (but only in units of $1,000) among the Substitute Notes of such Series in proportion, as nearly as may be, to the respective principal amounts thereof not theretofore called for prepayment.

                 4.6. Surrender of Substitute Notes. Any Substitute Note paid or prepaid in full shall thereafter be surrendered to the Company upon its written request therefor and canceled and not reissued.

                 4.7. Purchase of Substitute Notes. The Company will not, and will not permit any Affiliate to, acquire directly or indirectly by purchase or prepayment or otherwise any of the outstanding Substitute Notes except by way of payment, prepayment or purchase in accordance with the provisions of the Substitute Notes and the Agreements.

                 4.8. Maturity. In the case of each prepayment of Substitute Notes, whether required or optional, the principal amount of each Substitute Note to be prepaid shall become due and payable on the date fixed for such prepayment together with interest accrued on such principal amount to such date and the applicable prepayment premium, if any.

                 SECTION 5. FINANCIAL STATEMENTS AND INFORMATION. The Company will furnish to you and to any of your Affiliates, so long as you or such Affiliate shall hold any of the Substitute Notes, and (upon request) to each other Qualified Institutional Holder of any Substitute Notes, in duplicate:

                 (a) as soon as available and in any event within 45 days after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company,

                          (i) copies of a consolidated and consolidating balance sheet of the Company and its Restricted Subsidiaries and of the Company and its Subsidiaries as of the end of such accounting period and of the related consolidated and consolidating statements of income and stockholder's equity and cash flows of the Company and its Restricted Subsidiaries and of the Company and its Subsidiaries for the portion of the fiscal year ended with the last day of such quarterly accounting period, all in reasonable detail and stating, in the case of such consolidated statements, in comparative form the respective figures for the corresponding date and period in the previous fiscal year, and certified by the principal financial officer of the Company, in the case of such consolidated statements, as having been prepared in accordance with GAAP and as presenting fairly the information contained therein, subject to year-end and audit adjustments and, in the case of such consolidating statements, as being fairly stated in all material respects in relation to the consolidated financial statements for such period as a whole, subject to year-end and audit adjustments,

                         (ii) a written statement of such financial officer of the Company setting forth computations in reasonable detail showing, as of the date of such balance sheet, (A) the ratio of Current Assets to Current Liabilities, (B) the amount of Net Worth and Total Capitalization, (C) the maximum amount of additional Debt and Restricted Debt which the Company could have incurred under Section 7.4 and the outstanding amount of Debt and Restricted Debt of the Company and each Restricted Subsidiary and (D) the amount available for Restricted Payments and Restricted Investments in compliance with Section 7.6, and

                    (iii) a written discussion and analysis by management of the financial condition and results of operations of the line of business conducted by each Issuing Subsidiary and its Subsidiaries for such accounting period;

                 (b) as soon as available and in any event within 120 days after the end of each fiscal year of the Company,

                          (i) copies of a consolidated and consolidating balance sheet of the Company and its Restricted Subsidiaries and of the Company and its Subsidiaries as of the end of such fiscal year and of the related consolidated and consolidating statements of income and stockholder's equity and cash flows of the Company and its Restricted Subsidiaries and of the Company and its Subsidiaries for such fiscal year, all in reasonable detail and stating in comparative form the respective figures as of the end of and for the previous fiscal year, accompanied, in the case of such consolidated statements, by an unqualified report thereon of Coopers & Lybrand, or other independent certified public accountants of recognized national standing selected by the Company (which report shall contain a statement to the effect that such consolidated financial statements present fairly the financial position of the corporation or corporations being reported upon as at the dates indicated and the results of operations and cash flows of such corporation or corporations for the periods indicated and have been prepared in accordance with GAAP applied on a basis consistent with prior years (except for changes in application in which such accountants concur and which are noted in such financial statements) and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards at the time in effect, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances) and, in the case of such consolidating statements, either certified by the principal financial officer of the Company as fairly stating, or accompanied by a report thereon by such accountants containing a statement to the effect that such consolidating financial statements fairly state, the financial position of the corporations being reported on in all material respects in relation to the consolidated financial statements for the periods indicated as a whole,

                          (ii) a written statement of the accountants referred to in Clause (i) above

                                  (A)      setting forth computations in
                          reasonable detail showing, as of the date of such balance sheet, (1) the ratio of Current Assets to Current Liabilities, (2) the amount of Net Worth and Total Capitalization, (3) the maximum amount of additional Debt and Restricted Debt which the Company could have incurred under Section 7.4 and the outstanding amount of Debt and Restricted Debt of the Company and each Restricted Subsidiary, and (4) the amount available for Restricted Payments and Restricted Investments in compliance with Section 7.6, and

                                  (B)      stating that in making the
                          examination necessary for their report on such financial statements they obtained no knowledge of any default by the Company in the observance of any of the covenants contained in Section 7 or, if such accountants shall have obtained knowledge of any such default, specifying all such defaults and the nature and status, and

                          (iii)   a written discussion and analysis by
                 management of the financial condition and results of operations of the line of business conducted by each Issuing Subsidiary and its Subsidiaries for such accounting period;

                 (c) concurrently with the financial statements for each quarterly accounting period and for each fiscal year of the Company furnished pursuant to Subsections (a) and (b) of this Section,

                          (i) a certificate signed by the President or a Vice President and by the Treasurer of the Company stating that, based upon such examination or investigation and review of the Agreements as in the opinion of the signers is necessary to enable the signers to express an informed opinion with respect thereto, to the best knowledge of said signers, the Company is not and has not during such period been in default in the performance or observance of any of the terms, covenants or conditions hereof, or, if the Company shall be or shall have been in default, specifying all such defaults, and the nature and period of existence thereof, and what action the Company has taken, is taking or proposes to take with respect thereto; provided that it shall not be necessary for any such certificate to be signed by more than one of the officers of the Company listed in this Subsection (c)(i) if the officer so signing shall have been approved for that purpose in writing by the holder or holders of not less than 66-2/3% in aggregate principal amount of all the Substitute Notes outstanding and Mr. Clyde Wyant, Executive Vice President, Chief Financial Officer and Treasurer of the Company is hereby approved by you for such purpose,

                     (ii) a written statement of the principal financial officer of the Company setting forth computations showing in reasonable detail (A) the aggregate book value of property of the Company and its Restricted Subsidiaries subject to sale-leaseback transactions permitted by Section 7.7, and (B) the book value of assets of the Company and its Restricted Subsidiaries sold since the Effective Date and since the first day of such fiscal year, and

                    (iii) a written statement of the principal financial officer of the Company that, to the best of his knowledge after due inquiry, except as otherwise disclosed in writing to you, there is no litigation (including derivative actions), arbitration proceeding or governmental proceeding pending to which the Company or any Subsidiary is a party, or with respect to the Company or any Subsidiary or their respective properties, which has a significant possibility of materially and adversely affecting the business, operations, properties or condition of the Company or of the Company and its Subsidiaries taken as a whole;

                 (d) promptly after the same are available and in any event within 15 days thereafter (if the Company or any Subsidiary shall have become registered under Section 12 of the Exchange Act) copies of all such proxy statements, financial statements and reports as the Company or such Subsidiary shall send or make available generally to any of its security holders and copies of all regular and periodic reports and of all registration statements (other than on Form S-8 or a similar form) which the Company or such Subsidiary may file with the Commission or with any securities exchange;

                 (e) within 15 days after the end of each fiscal month, a complete copy of any written agreements entered into by the Company during such fiscal month amending, modifying, waiving or supplementing any financial covenant set forth in an agreement or instrument evidencing Debt of the Company in an aggregate unpaid principal amount of $10,000,000 or more (together with a copy of the agreement or instrument so amended, modified, waived or supplemented if not previously furnished by the Company), provided, that if the Company shall be a party to any agreement providing a holder of Debt of the Company with greater rights with respect to delivery of amendments, modifications, waivers or supplements to agreements or instruments of the Company evidencing Debt than are provided to you above in this paragraph (e), the Company shall give prompt written notice of such fact to each holder of a Substitute Note, each such holder shall be entitled to the benefit of such greater rights and this Agreement shall be deemed modified to the extent required to provide such greater rights;

                 (f) promptly upon any officer of the Company (i) obtaining knowledge of any condition or event which constitutes a Default or an Event of Default, or becoming aware that the holder of any Substitute Note has given any written notice expressly asserting the occurrence of a Default or Event of Default, a statement by the principal financial officer of the Company specifying in reasonable detail the nature and period of existence thereof and what action the Company has taken or is taking or proposes to take with respect thereto, or (ii) becoming aware that the holder of any Substitute Note has taken any other action with respect to a claimed Default or Event of Default or that any holder of any Debt referred to in Section 9.1(d) has given any notice to the Company or any Restricted Subsidiary or taken any other action with respect to a claimed default under or in respect of any such Debt or with respect to the occurrence or existence of any event or condition of the type referred to in Section 9.1(e) or 9.1(f), a statement by the principal financial officer of the Company specifying in reasonable detail the nature and period of existence thereof and what action the Company has taken or is taking or proposes to take with respect thereto, provided, that if the Company shall be a party to any agreement providing a holder of Debt of the Company with greater rights with respect to notices of the events described above in this paragraph (f) than are provided to you above in this paragraph (f) or in Section 9.1(c) with respect to this paragraph (f), the Company shall give prompt written notice of such fact to each holder of a Substitute Note, each such holder shall be entitled to the benefit of such greater rights and this Agreement shall be deemed modified to the extent required to provide such greater rights;

                 (g) promptly upon receipt thereof (and in any event within five Business Days thereafter), copies of the management letter submitted to the Company by its independent public accountants in connection with the annual audit of the Company and its Subsidiaries made by such accountants for the fiscal year ended December 31, 1991;

                 (h) promptly upon entering into any agreement or instrument evidencing Debt of the Company or any Restricted Subsidiary (other than any agreement providing for automatic modification thereof in substantially the same form as Section 9.1(d) of this Agreement) which provides that the holder of any such Debt may declare such Debt to be due and payable prior to the scheduled maturity thereof as a result of the occurrence of any default in the performance of any term or condition contained in the agreement or instrument evidencing any other Debt of the Company or any Restricted Subsidiary (regardless of whether such other Debt shall have been declared due and payable prior to the stated maturity thereof), written notice to such effect, making reference in such notice to Section 9.1(d) of this Agreement; and

                 (i) such other information, including financial statements and computations relating to the performance of the provisions of this Agreement and the affairs of the Company, as may from time to time be reasonably requested by you or your Affiliates or a Qualified Institutional Holder.

                 The Company will keep at its principal executive office true copies of the Agreements (as from time to time in effect), and cause the same to be available for inspection at said office during normal business hours by any holder of a Substitute Note or any prospective purchaser of a Substitute Note designated by a holder thereof.

                 SECTION 6.  INSPECTION OF PROPERTIES AND BOOKS.

                 (a) So long as you or your nominee or any other Qualified Institutional Holder holds any of the Substitute Notes, your or such Qualified Institutional Holder's representatives shall have the right to visit and inspect any of the properties of the Company and its Restricted Subsidiaries in the presence of an officer of the Company, to examine the books of account and records of the Company and its Restricted Subsidiaries, to make copies and extracts therefrom, to discuss the affairs, finances and accounts of the Company and its Restricted Subsidiaries with, and to be advised as to the same by, its officers and (in the presence of an officer of the Company) key employees, and its independent public accountants, all at such times and intervals as you or such other Qualified Institutional Holder may reasonably desire. The Company will likewise afford your and such Qualified Institutional Holder's representatives the opportunity to obtain any information, to the extent the Company or any Restricted Subsidiary possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of any of the representations and warranties made by the Company hereunder.

                 (b)      You agree, and (by its acceptance of any Substitute
Note) each other holder of Substitute Notes shall be deemed to have agreed, to hold in confidence all information furnished pursuant to the Agreements and relating to the Company or any of its Subsidiaries which was designated in writing as "confidential" at the time the same was furnished, provided, however, that you or such other holder may disclose any information, irrespective of whether or not such information shall have been designated as "confidential", (i) to actual or prospective purchasers of the Substitute Notes or any participations therein, (ii) to prospective assignees pursuant to Section 16.3, (iii) pursuant to or in connection with any action, suit or proceeding by, or any statute, rule or regulation of, any Governmental Body, (iv) pursuant to any Order of any court, arbitrator or Governmental Body or as otherwise required by law, (v) to your auditors, to the extent required in the course of their audit, to your counsel or to the National Association of Insurance Commissioners or similar associations or authorities, or (vi) to the extent necessary in the enforcement of your rights hereunder and under the Substitute Notes during the continuance of a Default or Event of Default; and the Company, for itself and on behalf of its Subsidiaries, expressly consents to the disclosure of any such information to any of such Persons (and under any such circumstances) contemplated in this Section; provided, further, however, that any Person to whom any such information shall be disclosed pursuant to Clause (i) or (ii) of this Subsection shall agree with you or such other holder of Substitute Notes to likewise be bound by and subject to the provisions of this Section.

                 (c) Anything herein to the contrary notwithstanding, neither the Company nor any of its Subsidiaries shall have any obligations to disclose pursuant hereto any engineering, scientific, or other technical data without significance to your analysis of the financial position of the Company and its Subsidiaries.

                 SECTION 7. COVENANTS. The Company covenants and agrees that from the date of the Agreements to the Effective Date and thereafter so long as any Substitute Note shall be outstanding:

                 7.1. Payment of Principal, Premium and Interest; Maintenance of Books and Reserves. The Company will duly and punctually pay the principal of, premium (if any) and interest on the Substitute Notes in accordance with the terms of the Substitute Notes and the Agreements. The Company will, and will cause each of its Restricted Subsidiaries to, keep proper books of record and account and set aside appropriate reserves, all in accordance with GAAP.

                 7.2. Payment of Taxes; Corporate Existence; Maintenance of Properties; Compliance with Laws. The Company will, and will cause each of its Subsidiaries to,

                 (a) subject to Section 7.10, do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its licenses, rights (charter and statutory) and franchises to the extent the same are material and the termination thereof would be adverse to the Company, or to the Company and its Restricted Subsidiaries taken as a whole, or to the ability of the Company to perform the Agreements and discharge its obligations on the Substitute Notes; and the Company will maintain its principal office at a location in the United States of America where notices, presentations and demands in respect of this Agreement and the Substitute Notes may be made upon it and will notify, in writing, each holder of a Substitute Note of any change of location of such office and such office shall be maintained at 2100 Lake Park Boulevard, Richardson, Texas, 75080, until such time as the Company shall so notify the holders of the Substitute Notes of any such change;

                 (b) pay and discharge or cause to be paid and discharged all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its property, real, personal or mixed, or upon any part thereof, when due, as well as all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon its property; provided, however, that neither the Company nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings, and if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

                 (c) maintain and keep, or cause to be maintained and kept, all material properties used or useful in the business of the Company and its Subsidiaries in good repair, working order and condition, and from time to time make or cause to be made all repairs, renewals, replacements and improvements which are necessary in connection with the proper and advantageous conduct of such business; and

                 (d) use its best efforts to comply in all material respects with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, any governmental agency, in respect of the conduct of its business and the ownership of its properties (including, without limitation, applicable statutes, regulations and orders relating to equal employment opportunities), except such as are being contested in good faith by appropriate proceedings.

                 7.3. Insurance. The Company will insure and keep insured, and will cause each of its Subsidiaries to insure and keep insured, with financially sound and reputable insurers, so much of their respective properties, and such insurance shall be of such type and in such amounts (and with such deductibles), as similarly situated manufacturing companies in accordance with good business practice customarily insure properties of a similar character against loss by fire and from other causes. In addition, the Company will, and will cause each Subsidiary to, maintain public liability insurance with financially sound and reputable insurers or maintain a program of self-insurance covering claims for personal injury, death or property damage suffered by others upon or in or about any premises occupied by it or occurring as a result of its ownership, maintenance or operation of any automobiles, trucks or other vehicles, aircraft or other facilities or as a result of the use of products manufactured, constructed or sold by it or services rendered by it, in such amounts (and with such deductibles) as such insurance is usually maintained by companies engaged in a similar business and as is in accordance with good business practice, provided that the aggregate annual amount of such self-insurance maintained by the Company and its Subsidiaries shall not on any date exceed 5% of Net Worth as at the end of the most recently completed fiscal quarter.

                 7.4. Debt. The Company will not and will not permit any Restricted Subsidiary to, directly or indirectly, create, assume, incur, agree to purchase or repurchase or provide funds in respect of, or otherwise become or be directly or indirectly liable in respect of, by way of Guarantee or otherwise, any Debt, except that, subject in any event to the last paragraph of this Section 7.4:

                 (a) the Company may remain liable in respect of the Debt evidenced by the Substitute Notes;

                 (b) the applicable Restricted Subsidiaries may remain liable in respect of the Debt described as items C(4) and E(1) in Exhibit C, but may not extend, renew, refund or refinance any thereof except as otherwise permitted by another provision of this Section 7.4, provided that on the Effective Date the Debt evidenced by the Existing Notes shall be assumed by the Company as provided in Section 1.2;

                 (c) any Restricted Subsidiary may become and remain liable in respect of unsecured Debt of such Restricted Subsidiary owing to the Company or a Wholly-owned Restricted Subsidiary, and the Company may become and remain liable in respect of Subordinated Debt owing to a Wholly-owned Restricted Subsidiary; and

                 (d) the Company and any Restricted Subsidiary may become and remain liable in respect of additional Debt if on the date (the "Incurrence Date") on which the Company or such Restricted Subsidiary proposes to incur any such Debt, and after giving effect to such incurrence and the substantially concurrent incurrence of any other Debt and to the substantially concurrent retirement of any other Debt and to the application of the proceeds of all such Debt, Total Debt shall not exceed 55% of Total Capitalization; provided, however, that nothing in this Section 7.4(d) shall permit the Company or any Restricted Subsidiary to incur any Restricted Debt on any Incurrence Date unless, after giving effect to any such incurrence and to the substantially concurrent incurrence of any other Restricted Debt and to the substantially concurrent retirement of any Restricted Debt and to the application of the proceeds of all such Restricted Debt, the Restricted Debt Amount shall not exceed 10% of Total Capitalization.

                 For all purposes of this Section 7.4, (i) any Person becoming a Restricted Subsidiary after the date of this Agreement shall be deemed to have incurred all of its then outstanding Debt at the time it becomes a Restricted Subsidiary and (ii) in the event the Company or any Restricted Subsidiary shall extend, renew, refund or refinance any Debt, the Company or such Restricted Subsidiary shall be deemed to have incurred such Debt at the time of such extension, renewal, refunding or refinancing. The Company will not in any event incur or permit to exist any Debt of the Company to a Restricted Subsidiary other than Subordinated Debt owing to a Wholly-owned Restricted Subsidiary.

                 7.5. Liens. The Company will not and will not permit any Restricted Subsidiary to, directly or indirectly, create, assume, incur or suffer to be created, assumed or incurred or to exist any Lien in respect of any property of any character owned by the Company or any Restricted Subsidiary (whether such property is held on the date hereof or hereafter acquired), except, subject in any event to the last paragraph of this Section 7.5 and to Subsection (d) of Section 7.4:

                 (a)      Liens representing

                          (i) Liens for taxes or assessments or other governmental charges or levies, either not yet due and payable or to the extent that nonpayment thereof shall be permitted by the proviso to Section 7.2(b),

                          (ii) Liens created by or resulting from any litigation or legal proceeding which is currently being contested in good faith by appropriate proceedings diligently pursued, and

                          (iii) other Liens consisting of minor title defects affecting real property or which are otherwise incidental to the normal conduct of the business of the Company and its Restricted Subsidiaries or the ownership of their respective properties which do not secure Debt and which do not in the aggregate materially impair the use of such property in the operation of the business of the Company, or of the Company and its Restricted Subsidiaries taken as a whole, or materially impair the value of such property for the purposes of such business;

                 (b) Liens existing on the date of this Agreement specified in Exhibit C and securing the item or items of Debt indicated thereon; provided that the principal amount of the Debt secured by such Liens shall not be increased, or refinanced or refunded except as permitted under Section 7.4;

                 (c) Liens on assets of any Restricted Subsidiary securing Debt or other obligations of such Restricted Subsidiary owing to the Company or to a Wholly-owned Restricted Subsidiary; and

                 (d) Liens in addition to those permitted by the preceding clauses (a), (b) and (c) if, immediately after giving effect to the creation thereof, the Company shall be entitled to incur at least $1 of additional Debt constituting Restricted Debt under the proviso to
         Section 7.4(d).

                 For all purposes of this Section 7.5, any refunding or refinancing of any Lien by the Company or any Restricted Subsidiary shall be deemed to be an incurrence of such Lien at the time of such refunding or refinancing, and any Lien existing on any property or assets at the time it or the Person owning it is acquired by the Company or any Restricted Subsidiary shall be deemed to have been created at the time of such acquisition. In the event that any property or assets of the Company or any Restricted Subsidiary shall become or be subject to a Lien not permitted by the foregoing clauses (a) through (d) of this Section 7.5, the Company shall make or cause to be made effective provision satisfactory to the holders of the outstanding Substitute Notes whereby the Substitute Notes will be secured equally and ratably with all other obligations secured thereby, and in any event, the Substitute Notes shall have the benefit, to the full extent that (and with such priority as) the holders thereof may be entitled under applicable law, of an equitable Lien on such property or asset; provided, however, that any Lien created, assumed, incurred or suffered to exist in violation of this Section 7.5 shall constitute an Event of Default whether or not the Company shall have made effective provision to secure the Substitute Notes equally and ratably with any such other obligations or the holders of Substitute Notes shall be entitled to such equal and ratable security or any such equitable Lien.

                 7.6. Dividends and Other Restricted Payments; Restricted Investments. The Company will not directly or indirectly (i) declare or pay any dividend, or make any distribution, on the Company's shares of any class, other than dividends or distributions payable in common shares of the Company, or (ii) make any other Restricted Payment, and the Company will not make and will not permit any Restricted Subsidiary to make any Restricted Investment, unless, on the date of declaration in the case of any proposed dividend and on the date of payment or distribution in the case of any proposed Restricted Payment (including any dividend) or Restricted Investment (the "Computation Date"), and after giving effect thereto,

                 (a) the aggregate amount of all Restricted Payments made during the period (taken as one accounting period) commencing on January 1, 1991 and ending on and including the Computation Date (the "Computation Period"), and of all Restricted Investments made during the Computation Period and outstanding on the Computation Date, shall not exceed an amount equal to the sum of

                          (i)     $45,000,000, plus

                          (ii) 85% of the aggregate amount of Consolidated Net Income for each full fiscal year in the Computation Period for which Consolidated Net Income is positive, minus

                          (iii) 100% of the aggregate amount of Consolidated Net Income for each full fiscal year in the Computation Period for which there is a deficit,

         plus 85% (or, in the case of a deficit, minus 100%) of Consolidated Net Income for any period in the Computation Period not included in Clause
         (ii) or (iii) above;

                 (b) no Event of Default or Default shall have occurred and be continuing; and

                 (c) the Company shall be entitled to incur at least $1 of additional Debt under Section 7.4(d).

The Company will not declare any dividend (other than dividends payable solely in shares of its common stock) on any shares of any class of its stock which is payable more than 90 days after the date of declaration thereof. For purposes of this Section 7.6, Investments owned by any Person or for which it is obligated at the time it becomes a Restricted Subsidiary shall be deemed to be made at the time such Person becomes a Restricted Subsidiary.

                 Notwithstanding any other provision of this Section 7.6 to the contrary, the Company may, at any time or from time to time, reacquire up to an aggregate amount of $15,000,000 of shares of its common stock in transactions qualifying as distributions under Section 303 of the Code if but only if (i) such acquisitions are at prices not exceeding the fair market value of the shares so acquired, in each case as determined in good faith by a resolution of the Board, and (ii) no Event of Default or Default shall have occurred and be continuing. The amount of said dividends shall not be subject to the limitations of this Section 7.6 or included in any future computations pursuant to this Section 7.6.

                 7.7. Sales and Leasebacks. The Company will not and will not permit any Restricted Subsidiary to, as part of the same transaction or series of related transactions, sell or otherwise transfer to any Person or Persons any item or items of property, whether now owned or hereafter acquired, having a book value in any one case or in the aggregate for all such property so transferred from and including the date hereof through the date of such transfer of $20,000,000 or more if the Company or such Restricted Subsidiary shall then or thereafter, as part of the same transaction or series of related transactions, rent or lease as lessee, or similarly acquire the right to possession or use of such property, or one or more properties which it intends to use for the same purpose or purposes as such property, provided that the Company will not and will not permit any Restricted Subsidiary to enter into any transaction otherwise permitted by this Section 7.7 if the sale or other disposition of the property of the Company or a Restricted Subsidiary being transferred in such transaction would not at the time be permitted under Section 7.10.

                 7.8. Maintenance of Certain Financial Conditions. The Company will not permit:

                 (a) Current Assets as at the end of any fiscal quarter of the Company to be less than 150% of Current Liabilities as at end of such fiscal quarter;

                 (b) Net Worth as at the last day of any fiscal quarter of the Company to be less than the Minimum Amount for such fiscal quarter. For purposes of this Section 7.8(b), the "Minimum Amount" shall be (i) for the fiscal quarter ended December 31, 1991, $230,000,000, and (ii) for each fiscal quarter thereafter, the sum of the Minimum Amount for the immediately preceding fiscal quarter plus 15% (or 0% in the case of a deficit) of Consolidated Net Income for such immediately preceding fiscal quarter; or

                 (c) the aggregate vested benefit obligations for the qualified pension plans of the Company and its Subsidiaries, determined in each fiscal year by the Company's actuaries in the ordinary course of business, to exceed the aggregate fair value of the assets of such plans, also determined in each fiscal year by the Company's actuaries in the ordinary course of business, by more than $3,000,000.

For purposes of paragraph (c) of this Section 7.8, obligations and assets of pension plans of the Company and its Subsidiaries shall be determined as of the end of each fiscal year in accordance with Statement No. 87 of the Financial Accounting Standards Board.

                 7.9.  Subsidiary Stock and Debt.  The Company will not:

                 (a) directly or indirectly sell, assign, pledge or otherwise transfer or dispose of any Debt of, or claim against, or any shares of stock or similar interests or other securities of (or warrants, rights or options to acquire stock or similar interests or other securities of), any Restricted Subsidiary, except to a Wholly-owned Restricted Subsidiary and except as directors' qualifying shares if required by applicable law;

                 (b) permit any Restricted Subsidiary directly or indirectly to sell, assign, pledge or otherwise transfer or dispose of any Debt of, or claim against, or any shares of stock or similar interests or other securities of (or warrants, rights or options to acquire stock or similar interests or other securities of), any other Restricted Subsidiary, except to the Company or a Wholly-owned Restricted Subsidiary and except as directors' qualifying shares if required by applicable law;

                 (c) permit any Restricted Subsidiary to have outstanding any shares of preferred stock other than shares of preferred stock which are owned by the Company or a Wholly-owned Restricted Subsidiary; or

                 (d) permit any Restricted Subsidiary directly or indirectly to issue or sell any shares of its stock or similar interests or other securities (or warrants, rights or options to acquire stock or similar interests or other securities) except to the Company or a Wholly-owned Restricted Subsidiary or as directors' qualifying shares if required by applicable law;

provided, however, that all stock or similar interests or other securities (or warrants, rights or options to acquire stock or similar interests or other securities) of any Restricted Subsidiary other than an Issuing Subsidiary may be simultaneously sold as an entirety for a cash consideration at least equal to the fair value thereof (as determined in good faith by a resolution of the Board) at the time of such sale, if (A) such Restricted Subsidiary being sold does not at the time own any Debt or stock or similar interests or other securities of (or warrants, rights or options to acquire stock or similar interests or other securities of) the Company or of any other Restricted Subsidiary which is not also being simultaneously sold as an entirety as permitted by this Section 7.9 or Section 7.10, (B) the assets of such Restricted Subsidiary being sold represented by the equity interests to be so transferred are such that the sale of such assets would be permitted by Section
7.10 (in which case such transaction shall be considered and deemed a disposition of assets for the purposes of Section 7.10), and (C) immediately after the consummation of such transaction, (x) the Company shall then be permitted to incur $1.00 of additional Debt pursuant to Section 7.4(d), and (y) no condition or event shall exist which constitutes a Default or an Event of Default.

                 7.10. Consolidation, Merger or Disposition of Assets. The Company will not and will not permit any Restricted Subsidiary to, directly or indirectly, consolidate or merge with, or sell, lease or otherwise dispose of any of its assets to, any Person, except, subject (to the extent hereinafter provided) to the last paragraph of this Section 7.10:

                 (a) the Company may consolidate or merge with any other corporation, provided that the Company shall be the continuing or surviving corporation and, after giving effect to any such consolidation or merger, no Change of Control shall have occurred;

                 (b) any Restricted Subsidiary may consolidate or merge with, and any Restricted Subsidiary may sell, lease or otherwise dispose of its assets to, the Company or a Wholly-owned Restricted Subsidiary;

                 (c) the Company may consolidate with or merge into, or sell, lease or otherwise dispose of its assets as an entirety or substantially as an entirety to, any solvent corporation, but only if

                          (i) such corporation (A) is duly organized and validly existing in good standing under the laws of the United States of America or a state thereof and (B) expressly assumes, pursuant to a written agreement satisfactory in form, scope and substance to the holders of the Substitute Notes, the due and punctual payment of the principal of, premium (if any) and interest on the Substitute Notes according to their tenor, and the due and punctual performance and observance of the obligations of the Company under the Agreements and the Substitute Notes, an executed counterpart of which agreement shall have been furnished to each holder of a Substitute Note together with a favorable opinion of counsel satisfactory to each such holder covering such matters relating to such corporation, such assumption and such agreement as such holder may reasonably request, and

                          (ii) in the case of any such transaction which would involve or result in a Change of Control, the Company shall have offered to purchase all Substitute Notes held by each holder thereof pursuant to Section 7.12 and, not later than the time of consummation of such transaction, shall have purchased, in compliance with Section 7.12, the full amount of all Substitute Notes of each holder thereof which shall have accepted such offer;

                 (d) the Company and any Restricted Subsidiary may sell, lease or otherwise dispose of any of its assets in the ordinary course of business;

                 (e) Industries may sell the Fort Worth Plant and Heatcraft may sell the Wilmington Plant for a consideration at least equal to the fair market value thereof (as determined in good faith by the Board); and

                 (f) the Company and any Restricted Subsidiary may sell, lease or otherwise dispose of any of its assets (other than in the ordinary course of its business) for a consideration at least equal to the fair market value thereof (as determined in good faith by the Board) at the time of such sale or other disposition, provided that the assets so sold on any date, when taken together with all assets theretofore sold by the Company and its Restricted Subsidiaries (including all deemed dispositions of assets pursuant to Section 7.9 and all assets sold in connection with sale-leaseback transactions permitted under Section 7.7), (i) during the fiscal year in which such date occurs, (A) shall not have contributed more than 15% of Consolidated Operating Income for the immediately preceding fiscal year and (B) shall not have a book value exceeding 15% of the book value of consolidated total assets of the Company and its Restricted Subsidiaries as at the end of the immediately preceding fiscal year, and (ii) during the period from and including the date hereof through the date of such disposition, shall not have a book value exceeding 30% of the book value of consolidated total assets of the Company and its Restricted Subsidiaries as at the end of the immediately preceding fiscal year.

                 Immediately after any consolidation, merger or other disposition under Subsection (a), (b), (c), (e) or (f) of this Section 7.10,
(1) no Event of Default or Default
shall have occurred and be continuing, and (2) the Company (which term, for the purpose of this sentence, shall not include the corporation that originally executed this Agreement if any other Person has become the Company pursuant to any assumption described in Subsection (c) of this Section 7.10) shall be entitled to incur at least $1 of additional Debt under Section 7.4(d). No disposition under Subsection (c) of this Section 7.10 shall release the corporation that originally executed this Agreement from its liability as obligor on the Substitute Notes.

                 7.11. Issuance of Stock. The Company will not (either directly or indirectly by the issuance of rights or options for, or securities convertible into, such shares) issue, sell or otherwise dispose of any shares of any class of its capital stock (other than directors' qualifying shares, if required by applicable law) if any Change of Control shall thereby occur, unless the Company shall have offered to purchase the Substitute Notes pursuant to Section 7.12.

                 7.12.  Purchase of Substitute Notes Upon Change of Control.
At least 15 Business Days (or, in the case of any transaction permitted by Section 7.10 or 7.11 resulting in a Change of Control, at least 45 days) and not more than 90 days prior to the occurrence of any Change of Control, the Company shall give written notice thereof to each holder of an outstanding Substitute Note in the manner and to the address specified for notices pursuant to this Section 7.12 for such holder in Schedule I or as otherwise specified by such holder in writing to the Company. Such notice shall contain (i) an offer by the Company to purchase, on the date of such Change of Control or, if such notice shall be delivered less than 35 days prior to the date of such Change of Control, on the date 35 days after the date of such notice (the "Purchase Date"), all Substitute Notes held by each such holder at a price equal to 100% of the principal amount thereof, together with interest accrued thereon to the Purchase Date, plus a premium equal to the Special Premium, (ii) the estimated respective amounts of accrued interest and the Special Premium payable to such holder in respect of such purchase, showing in each case in reasonable detail the calculation thereof and, with respect to the estimated Special Premium, the Reference Rate used in such calculation and (iii) the Company's estimate of the date on which such Change of Control shall occur. Said offer shall be deemed to lapse as to any such holder which has not replied affirmatively thereto in writing within 35 days of the giving of such notice. As soon as practicable (and in any event at least 24 hours) prior to such Change of Control, the Company shall give written confirmation of the date thereof to each such holder which has affirmatively replied to the notice given pursuant to the first sentence of this Section 7.12. In the event that the Company shall purchase any Substitute Notes pursuant to this Section 7.12, the same shall thereafter be canceled and not reissued and shall not be deemed "outstanding" for any purpose of this Agreement.

                 For the purposes of this Section 7.12, a "Change of Control" shall be deemed to occur if any New Owner shall acquire beneficial ownership of shares in the Company having Voting Rights pertaining thereto which would allow such New Owner to elect more members of the Board than could be elected by the exercise of all Voting Rights pertaining to shares in the Company then owned beneficially by the Norris Family. As used in this Section 7.12:

                 (i) "Voting Rights" pertaining to shares of a corporation means the rights to cast votes for the election of directors of such corporation in ordinary circumstances (without consideration of voting rights which exist only in the event of contingencies).

                 (ii) "Norris Family" means all persons who are lineal descendants of D.W. Norris (by birth or adoption), all spouses of such descendants, all estates of such descendants or spouses which are in the course of administration, all trusts for the benefit of such descendants or spouses, and all corporations or other entities in which, directly or indirectly, such descendants or spouses (either alone or in conjunction with other such descendants or spouses) have the right, whether by ownership of stock or other equity interests or otherwise, to direct the management and policies of such corporations or other entities (each such person, spouse, estate, trust, corporation or entity being referred to herein as a "member" of the Norris Family). In addition, so long as any employee stock ownership plan exercises its Voting Rights in the same manner as members of the Norris Family (exclusive of employee stock ownership plans) who have a majority of the Voting Rights exercised by all such members of the Norris Family, such employee stock ownership plan shall be deemed a member of the Norris Family.

                 (iii) "New Owner" means any person (other than a member of the Norris Family), or any syndicate or group of persons (exclusive of all members of the Norris Family) which would be deemed a "person" for the purposes of Section 13(d) of the Exchange Act, who directly or indirectly acquires shares in the Company.

Notwithstanding anything in this Section 7.12 to the contrary, if an Event of Default exists following a Change of Control and the Substitute Notes are accelerated pursuant to the provisions of Section 9.1, the holders of the Substitute Notes shall be entitled to receive the Special Premium relating to such accelerated amount as provided in Section 9.1.

                 7.13. Transactions with Affiliates. The Company will not and will not permit any Restricted Subsidiary to engage in any material transaction with an Affiliate on terms less favorable to the Company or such Restricted Subsidiary than would have been obtainable at the time from any Person which is not an Affiliate in arm's-length dealing provided, that the foregoing restrictions shall not apply to any transaction between the Company and a Wholly-owned Restricted Subsidiary or between a Wholly-owned Restricted Subsidiary and another Wholly-owned Restricted Subsidiary.

                 7.14. Change in Business. The Company will not either directly or by or through a Subsidiary make or permit any substantial change in the nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement except for such changes as are natural extensions of the heating, cooling, refrigeration, copper tube manufacturing and electronics businesses.

                 7.15. Environmental Matters. (a) The Company will and will cause each of its Subsidiaries to comply in all material respects with all applicable Environmental Laws if, individually or in the aggregate, failure to comply therewith could reasonably be expected to have a material adverse effect on the Company or the Company and its Subsidiaries, taken as a whole.

                 (b) The Company will not and will not permit any of its Subsidiaries to cause or allow any Hazardous Substance to be present at any time on, in, under or above any real property or any part thereof in which the Company or any Subsidiary has a direct interest (including without limitation ownership thereof or any arrangement for the lease, rental or other use thereof, or the retention of any mortgage or security interest therein or thereon), except in a manner and to an extent that is in compliance in all material respects with all applicable Environmental Laws and that will not have a material adverse effect on the Company or the Company and its Subsidiaries, taken as a whole.

                 7.16. Limitation on Dividend Restrictions, etc. The Company will not permit any Restricted Subsidiary to enter into, adopt, create or otherwise be or become bound by or subject to any contract or charter or by-law provision limiting the amount of, or otherwise imposing restrictions on the declaration, payment or setting aside of funds for the making of, dividends or other distributions in respect of the capital stock of such Restricted Subsidiary to the Company or another Restricted Subsidiary.

                 SECTION 8.  DEFINITIONS.

                 8.1. Definitions. Except as otherwise specified or as the context may otherwise require, the following terms shall have the respective meanings set forth below whenever used in this Agreement and such terms shall include the singular as well as the plural:

                 "Affiliate" of any specified Person shall mean any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                 "After-Tax Basis" shall have the meaning specified in Section 15(c).

                 "Agreements" shall have the meaning specified in Section 1.3.

                 "Armstrong" shall have the meaning specified in Section 1.1.

                 "Board" shall mean (i) in the case of determinations of value under Section 7.10, the board of directors of the Restricted Subsidiary which owns the relevant assets and (ii) in all other cases, either the board of directors of the Company or any duly authorized committee of that board.

                 "Business Day" shall mean a day other than a Saturday or Sunday or a day on which banks are required or authorized to close in New York, New York, or Dallas, Texas.

                 "Capital Lease" shall mean any lease of property which in accordance with GAAP should be capitalized on the lessee's balance sheet; and "Capital Lease Obligation" shall mean the amount of the liability under a Capital Lease which is or should be so capitalized in accordance with GAAP.

                 "Change of Control" shall have the meaning specified in
Section 7.12.

                 "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute thereto, together with the rules and regulations issued thereunder, in each case as in effect from time to time.

                 "Commission" shall mean the Securities and Exchange Commission and any other similar or successor agency of the Federal Government administering the Securities Act.

                 "Commonly Controlled Entity" shall have the meaning specified in Section 2.11.

                 "Company" shall have the meaning specified in the introductory paragraph.

                 "Company Premises" shall mean real property in which the Company or any Person which has at any time been or hereafter becomes a Subsidiary of the Company at any time has or ever had any direct interest, including, without limitation, ownership thereof, or any arrangement for the lease, rental or other use thereof, or the retention or claim of any mortgage or security interest therein or thereon.

                 "Computation Date" shall have the meaning specified in Section 7.6.

                 "Computation Period" shall have the meaning specified in
Section 7.6.

                 "Consolidated Net Income" for any period shall mean the Net Income of the Company and its Restricted Subsidiaries for such period consolidated in accordance with GAAP.

                 "Consolidated Operating Income" for any period shall mean Consolidated Net Income for such period plus the net amount deducted during such period in determining the amount thereof in respect of interest expense (including the interest equivalent in respect of Capital Lease Obligations) and taxes imposed on or measured by income or excess profits.

                 "Current Assets" shall mean the current assets of the Company and its Restricted Subsidiaries determined in accordance with GAAP on a consolidated basis after eliminating all intercompany items.

                 "Current Liabilities" shall mean the current liabilities of the Company and its Restricted Subsidiaries determined in accordance with GAAP on a consolidated basis after eliminating all intercompany items and after excluding current liabilities consisting of current maturities of long-term debt.

                 "Debt" as applied to any Person (without duplication) shall mean all obligations of such Person for borrowed money (whether short or long-term and whether or not represented by bonds, debentures, notes, drafts or other similar instruments) and any notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, and in any event shall include (a) any obligation owed for all or any part of the purchase price of property or other assets or for the cost of the property or other assets constructed or of improvements, other than accounts payable included in current liabilities and incurred in respect of property purchased in the ordinary course of business, (b) any obligation of another Person of a type described in clause (a), (c) or (d) of this definition which is secured by any Lien on or payable out of the proceeds of production from property owned or held by such Person, even though such Person has not assumed or become liable for the payment of such obligation, (c) any Capital Lease Obligation of such Person, (d) any Guarantee by such Person of or with respect to Debt of another Person, and (e) all preferred stock issued by such Person which is redeemable, or for which mandatory sinking fund payments are due, at any time on or before December 1, 2003. The Debt of the Company shall in any event include (without duplication) all Debt of the Company to a Subsidiary. The amount of Debt and assets of any Person shall not be affected by deposits, trust arrangements or similar arrangements which, in accordance with GAAP, extinguish debt for which such Person remains legally liable.

                 "Default" shall mean any default or other event which, with notice or the lapse of time or both, would constitute an Event of Default.

                 "Effective Date" shall have the meaning specified in Section
1.3.

                 "Environmental Laws" shall mean any past, present or future Federal, state, local or foreign statutory or common law, or any regulation, code, plan, order, decree, judgment, permit, grant, franchise, concession, restriction, agreement or injunction issued, entered, promulgated or approved thereunder, relating to (a) the environment or human health or safety, including, without limitation, any law relating to emissions, discharges, releases or threatened releases of Hazardous Substances into the environment (including, without limitation, air, surface water, groundwater or land), or (b) the manufacture, generation, refining, processing, distribution, use, sale, treatment, receipt, storage, disposal, transport, arranging for transport, or handling of Hazardous Substances.

               "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

               "Events of Default" shall have the meaning specified in
Section 9.1.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               "Existing Notes" shall have the meaning specified in Section 1.1.

               "Existing Note Purchase Agreements" shall have the meaning specified in Section 1.1.

               "Fort Worth Plant" shall mean the real and personal property of Industries located at the corner of Airport Freeway and Maxine, Fort Worth, Texas.

               "GAAP" shall mean generally accepted accounting principles as in effect at the time of application to the provisions hereof, provided that for all purposes of this Agreement it is understood and agreed that the Company shall account for its Unrestricted Subsidiaries on the equity method.

               "Governmental Body" shall have the meaning specified in
Section 2.7.

               "Guarantee" of or by any Person shall mean any guarantee or other contingent liability, direct or indirect, with respect to any Debt of another Person, through an agreement or otherwise, including, without limitation, (a) any endorsement (otherwise than for collection or deposit in the ordinary course of business) or discount with recourse or undertaking substantially equivalent to or having similar economic effect of a guarantee with respect to any such Debt, (b) any contingent obligations of such Person in respect of letters of credit, letter of credit facilities, bankers' acceptance facilities or similar credit facilities (excluding in any event obligations in respect of (1) trade or commercial letters of credit given in the ordinary course of business and (2) stand-by letters of credit given to support obligations other than Debt obligations) and (c) any agreement (1) to purchase, or to advance or supply funds for the payment or purchase of, any such Debt, (2) to purchase, sell or lease property, products, materials or supplies, or transportation or services, primarily for the purpose of enabling such other Person to pay the Debt or to ensure the owner thereof against loss regardless of the delivery or non-delivery of the property, products, materials or supplies or transportation or services, or (3) to make any loan, advance, capital contribution or other investment in such other
Person to assure a minimum equity, working capital or other balance sheet condition for any date, or to provide funds for the payment of any liability, dividend or stock liquidation payment, or otherwise to supply funds to or in any manner invest in such other Person. The amount of any Guarantee shall (subject to any limitation contained therein) be equal to the outstanding principal amount of the Debt guaranteed.

                 "Hazardous Substance" shall mean any contaminant, pollutant or toxic or hazardous substance, and any substance that is defined or listed as a hazardous, toxic or dangerous substance under any Environmental Law or that is otherwise regulated or prohibited under any Environmental Law as a hazardous, toxic or dangerous substance.

                 "Heatcraft" shall have the meaning specified in Section 1.1.

                 "Holders" shall have the meaning specified in Section 1.3.

                 "Industries" shall have the meaning specified in Section 1.1.

                 "Investment" shall mean any investment in any Person made by stock purchase, capital contribution, loan, advance or otherwise, provided that the amount of any such investment in any Person shall be computed in accordance with GAAP. Investments shall not on any date include notes receivable accepted by the Company or any Restricted Subsidiary in settlement of trade accounts receivable of non-Affiliates so long as the allowance for doubtful accounts of the Company and its Restricted Subsidiaries includes the excess, if any, of (a) the aggregate principal amount of all such notes on such date over (b) 5% of the sum of (i) the aggregate principal amount of all such notes plus (ii) all trade accounts receivable of the Company and its Restricted Subsidiaries on such date, before allowances for doubtful accounts.

                 "Issuing Subsidiary" shall have the meaning specified in
Section 1.1.

                 "Lien" shall mean, as to any Person, any mortgage, lien, pledge, adverse claim, charge, other encumbrance in favor of any vendor, lessor, lender or other secured party in or on, or any interest or title of any such vendor, lessor, lender or other secured party under any conditional sale or other title retention agreement or Capital Lease with respect to, any property or asset of such Person, or the signing or filing of a financing statement with respect to property owned by such Person which names such Person as debtor, or the signing of any security agreement authorizing any other party as the secured party thereunder to file any such financing statement.

                 "Multiemployer Plan" shall have the meaning specified in
Section 2.11.

                 "Net Income" of any Person for any period shall mean the net income (or net loss) of such Person for such period, determined in accordance with GAAP, excluding

                 (a)      the proceeds of any life insurance policy;

                 (b) any gain arising from (1) the sale or other disposition of any assets (other than current assets) to the extent that the aggregate amount of gains exceeds the aggregate amount of losses from the sale, abandonment or other disposition of assets (other than current assets), (2) any write-up of assets, or (3) the acquisition by such Person of its outstanding Debt securities;

                 (c) any amount representing the interest of such Person in the undistributed earnings of any other Person;

                 (d) any earnings of any other Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Company or a Restricted Subsidiary and any earnings, prior to the date of acquisition, of any other Person acquired in any other manner; and

                 (e) any deferred credit (or amortization of a deferred credit) arising from the acquisition of any Person.

                 "Net Worth" shall mean, as of any date of determination thereof, the total stockholders' equity of the Company and its Subsidiaries determined in accordance with GAAP on a consolidated basis, provided that if the portion of total stockholders' equity attributable to Unrestricted Subsidiaries exceeds 15% of total stockholders' equity, Net Worth shall be reduced by the amount of such excess.

             "New Owner" shall have the meaning specified in Section 7.12.

             "Norris Family" shall have the meaning specified in Section 7.12.

             "Note Register" shall have the meaning specified in Section 10.

             "Order" shall have the meaning specified in Section 2.7.

             "Other Agreements" shall have the meaning specified in Section 1.3.

             "Other Holders" shall have the meaning specified in Section 1.3.

             "outstanding" shall refer, when used with reference to the Substitute Notes of any Series as of a particular time, to all Substitute Notes of such Series theretofore issued or delivered as provided in the Agreements, except (i) Substitute Notes of such Series theretofore reported as lost, stolen, damaged or destroyed, or surrendered for transfer, exchange or replacement, in respect of which replacement Substitute Notes have been issued,
(ii) Substitute Notes of such Series theretofore paid in full, and (iii) Substitute Notes of such Series theretofore canceled by the Company; and except that, for the purpose of determining whether holders of the requisite principal amount of Substitute Notes have made or concurred in any waiver, consent, approval, notice or other communication under the Agreements, Substitute Notes owned by the Company or any Affiliate thereof shall not be deemed to be outstanding.

             "Person" shall include an individual, a corporation, an association, a partnership, a trust or estate, a government, foreign or domestic, and any agency or political subdivision thereof, or any other entity.

             "Purchase Date" shall have the meaning specified in Section 7.12.

             "Qualified Institutional Holder" shall mean any holder which is an institutional investor (a) which holds at the time in question at least $3,000,000 in aggregate principal amount of Substitute Notes or any lesser principal amount thereof constituting at least 20% of the aggregate principal amount of Substitute Notes then outstanding or (b) which purchases from a Holder 100% of the Substitute Notes of a Series held by such Holder (after giving effect to any reduction in principal resulting from a prepayment of Substitute Notes).

                 "Restricted Debt" shall mean any of (i) Debt (including, without limitation, Capital Lease Obligations, purchase money obligations and industrial revenue bonds) of the Company or a Restricted Subsidiary which is secured by a Lien not otherwise permitted under clause (a), (b) or (c) of
Section 7.5; or (ii) Debt of a Restricted Subsidiary owing to any Person other than the Company or a Wholly-owned Restricted Subsidiary.

                 "Restricted Debt Amount" shall mean as of any date of determination, the sum (without duplication) of the aggregate principal amount outstanding of all Restricted Debt.

                 "Restricted Investment" shall mean any Investment by the Company or any Restricted Subsidiary other than

                 (a) any Investment in (1) a marketable obligation, maturing within two years after acquisition thereof, issued or guaranteed by the United States of America or an instrumentality or agency thereof, and entitled to the full faith and credit of the United States of America, (2) a demand deposit account with, or a certificate of deposit or other obligation, maturing within one year after acquisition thereof, either fully insured by the Federal Deposit Insurance Corporation (or any successor Federal agency) or issued by a national or state bank or trust company having capital, surplus and undivided profits of at least $250,000,000, and having (or being the wholly-owned subsidiary of a holding company having) a credit rating in respect of its short-term obligations of A-2 or higher from Standard & Poor's Corporation or P-2 or higher from Moody's Investors Service, Inc., (3) open market commercial paper, maturing within 270 days after acquisition thereof, having a credit rating of A-2 or higher from Standard & Poor's Corporation or P-2 or higher from Moody's Investors Service, Inc. and (4) a demand deposit account either fully insured by the Federal Deposit Insurance Corporation (or any successor Federal Agency) or with a national or state bank or trust company having capital, surplus and undivided profits of at least $100,000,000, if such demand deposit account is required to conduct operations of the Company or any Restricted Subsidiary in the same local area in which such bank or trust company is located and the aggregate amount of Investments in all such demand deposit accounts permitted by this clause (4) does not exceed 1% of Net Worth;

                 (b) any Investment existing on the date hereof, as set forth in Exhibit D hereto, including any extensions or renewals of any such Investment;

                 (c) any Investment hereafter acquired in exchange for, or out of the net cash proceeds from the substantially concurrent sale of, common shares of the Company;

                 (d)      Investments in

                          (i) shares of adjustable rate or floating rate preferred stock, variable rate notes or other Debt or equity issues of business corporations, or

                          (ii)    Debt issues of municipalities,

         the Issuers of which Investments described in this subsection (d) shall in any case have a credit rating in respect of their long-term obligations of A- or higher from Standard & Poor's Corporation or A3 or higher from Moody's Investors Service, Inc., provided (i) that the aggregate outstanding amount of Investments which shall at any time not constitute Restricted Investments pursuant to this Subsection (d) of the definition of Restricted Investments shall not exceed one-third of the then aggregate outstanding amount of all Investments of the Company and its Restricted Subsidiaries at such time (disregarding for this purpose Investments in Restricted Subsidiaries or joint ventures), and (ii) the aggregate outstanding amount of Investments issued by a single issuer which shall at any time not constitute Restricted Investments pursuant to this Subsection (d) shall not exceed $5,000,000; and

                 (e) any Investment by the Company or any Restricted Subsidiary in any Restricted Subsidiary or any Person which simultaneously therewith becomes a Restricted Subsidiary.


For the purposes of this definition, the outstanding amount of any Investment shall be the amount originally actually invested, net of any return of capital, and disregarding any appreciation or decline in value, or write-up, write-down or write-off, of the Investment concerned.

               "Restricted Payment," in respect of the Company, shall mean

               (a) the declaration of any dividend on, or the incurrence of any liability to make any other payment or distribution in respect of, shares of the Company of any class (other than one payable solely in its common shares); and

               (b) any payment or distribution on account of the purchase, redemption or other retirement of any shares of the Company of any class, or of any warrant, option or other right to acquire such shares, or any other payment or distribution (other than pursuant to a dividend theretofore declared or liability theretofore incurred as specified in the foregoing Subsection (a)), made in respect thereof, either directly or indirectly except a purchase, redemption or other retirement of shares of the Company out of the net cash proceeds from the substantially concurrent sale of common shares of the Company.

The amount of any Restricted Payment in property shall be deemed to be the greater of its fair value (as determined by the Board) or its net book value.

               "Restricted Subsidiary" shall mean any Subsidiary of the Company which (a) is listed as a Restricted Subsidiary on Exhibit B or (b) is organized under the laws of, and conducts substantially all of its business and maintains substantially all of its property and assets within, the continental United States of America or any state thereof. Once a Subsidiary is or becomes a Restricted Subsidiary it may not thereafter become an Unrestricted Subsidiary.

               "Securities Act" shall mean the Securities Act of 1933, and any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               "Series" shall have the meaning specified in Section 1.4.

               "Series B Notes" shall have the meaning specified in Section 1.4.

               "Series C Notes" shall have the meaning specified in Section 1.4.

               "Series D Notes" shall have the meaning specified in Section 1.4.

               "Series E Notes" shall have the meaning specified in Section 1.4.

               "Series F Notes" shall have the meaning specified in Section 1.4.

               "Series G Notes" shall have the meaning specified in Section 1.4.

               "Series H Notes" shall have the meaning specified in Section 1.4.

               "Special Premium" shall mean, with respect to any purchase of the principal amount of Notes of any Series pursuant to Section 7.12 or any acceleration of the principal amount of any Substitute Note of any Series pursuant to Section 9.1 (such purchased or accelerated principal amount being hereinafter referred to as the "Prepaid Principal"), as at any date of determination, an amount equal to the greater of (i) zero and (ii) the excess of:

                 A. the sum of the respective present values as of the date such Special Premium becomes due and payable of:

                          (1) each prepayment of principal (if any) required to be made with respect to such Prepaid Principal pursuant to Section 4.1 with respect to such Prepaid Principal during the Discount Period,

                          (2) the payment of principal balance required to be made at final maturity with respect to such Prepaid Principal, and

                          (3) each payment of interest which would be required to be paid during such Discount Period with respect to such Prepaid Principal from time to time outstanding,

         determined, in the case of each such required prepayment, principal payment at final maturity and interest payment, by discounting the amount thereof (on a semiannual basis) from the date fixed therefor back to the date of payment of such Special Premium at the Reference Rate (assuming for such purpose that all such payments and prepayments of principal and payments of interest with respect to such Prepaid Principal were made when due pursuant to the terms of the Agreements and the Substitute Notes of such Series, and that no other payment or prepayment with respect to such Prepaid Principal was made), over

                 B.       the amount of such Prepaid Principal.

For purposes of the foregoing definition of Special Premium, (1) "Discount Period" shall mean the period beginning on the date of such payment of Special Premium and ending on the stated final maturity of the Substitute Notes of the accelerated or purchased Series; and (2) "Reference Rate" shall mean a per annum rate determined by adding 0.50% to the annual yield for United States Treasury securities having a term to maturity equal to the Weighted Average Life to Maturity of the accelerated or purchased Series of Substitute Notes, as determined by reference to Federal Reserve Statistical Release H.15(519) ("Release H.15") published most recently prior to the third day preceding the date of such payment, or, if Release H.15 is no longer published, such annual yield as determined, at the Company's expense, by an independent investment banking firm acceptable to the Company and the holders of Substitute Notes of such Series; provided that, if there shall be no actual United States Treasury security having a term to maturity equal to such Weighted Average Life to Maturity of such Series of Substitute Notes, the annual yield for a United States Treasury security deemed to have such a term to maturity shall be interpolated on a basis consistent with the annual yields of other United States Treasury securities as determined by reference to Release H.15, or (if Release H.15 is no longer published) as determined at the Company's expense by such an independent investment banking firm.

                 "Subordinated Debt" of any Person shall mean Debt of such Person which is expressly made subordinate and junior in right of payment to the Substitute Notes pursuant to terms contained in the instrument or agreement evidencing such Debt substantially in the form of Exhibit F.

                 "Subsidiary" shall mean any corporation of which the Company and/or one or more of its Subsidiaries own more than 50% of the outstanding stock having by its terms ordinary voting power to elect a majority of the board of directors of such corporation, irrespective of whether at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency, and, except as otherwise expressly indicated herein, references to Subsidiaries shall refer to Subsidiaries of the Company.

             "Substitute Notes" shall have the meaning specified in Section 1.4.

             "Taxes" shall have the meaning specified in Section 15(d).

             "this Agreement" shall mean this Agreement of Assumption and Restatement (together with the Schedules and Exhibits hereto), as from time to time amended, modified or supplemented in accordance with its terms.

             "Total Capitalization" shall mean the sum of Net Worth and Total Debt.

             "Total Debt" shall mean, as at any date of determination, the aggregate amount (without duplication) of Debt of the Company and its Restricted Subsidiaries outstanding on such date, consolidated in accordance with GAAP after eliminating all intercompany items. Total Debt of the Company shall not in any event include Subordinated Debt of the Company to a Wholly-owned Restricted Subsidiary or Debt of a Wholly-owned Restricted Subsidiary to the Company or to another Wholly-owned Restricted Subsidiary.

             "Unrestricted Subsidiary" shall mean any Subsidiary other than a Restricted Subsidiary.

             "Voting Rights" shall have the meaning specified in Section 7.12.

             "Weighted Average Life to Maturity" as applied to any indebtedness at any date, shall mean the number of years (or portions of years) obtained by dividing (a) the then outstanding principal amount of such indebtedness into (b) the total of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the date on which such payment is to be made.

              "Wholly-owned Restricted Subsidiary" shall mean any Restricted Subsidiary, all of the equity securities (or all of the equity securities other than directors' qualifying shares) of which are owned by the Company or another Wholly-owned Restricted Subsidiary.

              "Wilmington Plant" shall mean the real and personal property of Heatcraft located at 602 Sunnyvale Drive, Wilmington, North Carolina.

                 8.2. Accounting Terms. (a) All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP, all computations made pursuant to this Agreement shall be made in accordance with GAAP, and all balance sheets and other financial statements shall be prepared in accordance with GAAP. Any reference herein, or in any document delivered in connection herewith, to financial statements of the Company at a date prior to the merger referred to in Section 2.1 shall be deemed references to the financial statements of Lennox International Inc., an Iowa corporation.

                 (b) If any changes in accounting principles from those used in the preparation of the most recent audited historical financial statements delivered to you prior to the Effective Date are hereafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) and are adopted by the Company with the agreement of its independent certified public accountants and such changes result or could result (for any present or future period) in a change in the method of calculation of any of the financial covenants, standards or terms in or relating to such covenants, the parties hereto agree to enter into discussions with a view to amending such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating the financial condition of the Company and its Subsidiaries shall be the same after such changes as if such changes had not been made, provided, that no change in GAAP that would affect or could affect (for any present or future period) the method of calculation of any of said financial covenants, standards or terms shall be given effect in such calculations until such provisions are amended, in a manner satisfactory to the Company and the holders of the Substitute Notes, to so reflect such change to GAAP.

                 SECTION  9.  EVENTS OF DEFAULT; REMEDIES.

                 9.1. Events of Default Defined; Acceleration of Maturity. If any of the following events (herein called "Events of Default") shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or by operation of law or otherwise), that is to say:

                 (a) default shall be made in the due and punctual payment of all or any part of the principal of, or premium (if any) on, any Substitute Note when and as the same shall become due and payable, whether at stated maturity, by acceleration, by notice of prepayment or otherwise;

                 (b) default shall be made in the due and punctual payment of any interest on any Substitute Note when and as such interest shall become due and payable, and such default shall have continued for a period of three Business Days;

                 (c) (i) default shall be made in the performance or observance of any covenant, agreement or condition contained in
         Section 5(f)(i), any of Sections 7.4 through (and including) Section 7.10, Section 7.12 or Section 7.15; or (ii) default shall be made in the performance or observance of any other covenant, agreement or condition contained in the Agreements or the Substitute Notes not specified in Section 9.1(a) or Section 9.1 (b) or in the immediately preceding clause (i) of this Section 9.1(c) and such default shall have continued for a period of 30 days;

                 (d) any event shall occur or any condition shall exist in respect of any Debt of the Company or any Restricted Subsidiary (other than the Substitute Notes) in an aggregate unpaid principal amount of $1,000,000 or more, or under any agreement securing or relating to any of such Debt, the effect of which is to cause or to permit the acceleration of the maturity of such Debt, or any such Debt shall not have been paid at the final maturity date thereof (as renewed or extended if such Debt shall have been renewed or extended) (provided that the words "or to permit" contained in the seventh line of this
         Section 9.1(d) shall be omitted from this Section 9.1(d) and of no effect at any time that and so long as neither the Company nor any Restricted Subsidiary shall any longer be a party to any agreement (other than this Agreement, the Other Agreements and any other agreement providing for automatic modification thereof in substantially the same form as this Section 9.1(d)) providing that the holder of any Debt of the Company or any Restricted Subsidiary may declare such Debt to be due and payable prior to the scheduled maturity thereof as a result of the occurrence of any default in the performance of any term or condition contained in the agreement or instrument evidencing any other Debt of the Company or any Restricted Subsidiary and further providing for such declaration regardless of whether such other Debt shall have been declared due and payable prior to the stated maturity thereof);

                 (e) the Company or any Restricted Subsidiary shall (1) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (2) be generally unable to pay its debts as such debts become due, (3) make a general assignment for the benefit of its creditors, (4) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (5) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally, (6) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under such Bankruptcy Code, (7) take any action under the laws of its jurisdiction of incorporation analogous to any of the foregoing, or
         (8) take any corporate action for the purpose of effecting any of the foregoing;

                 (f) a proceeding or case shall be commenced, without the application or consent of the Company or any Restricted Subsidiary in any court of competent jurisdiction, seeking (1) the liquidation, reorganization, dissolution, winding up, or composition or readjustment of its debts, (2) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets, or (3) similar relief in respect of it, under any law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of 90 days; or an order for relief shall be entered in an involuntary case under such Bankruptcy Code, against the Company or any Restricted Subsidiary; or action under the laws of the jurisdiction of incorporation of the Company or any Restricted Subsidiary analogous to any of the foregoing shall be taken with respect to the Company or any Restricted Subsidiary and shall continue unstayed and in effect for any period of 90 consecutive days;

                 (g) final judgment for the payment of money shall be rendered by a court of competent jurisdiction against the Company or any Restricted Subsidiary and the Company or any Restricted Subsidiary shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within 60 days from the date of entry thereof and within said period of 60 days, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal, and such judgment together with all other such judgments shall exceed in the aggregate U.S. $1,000,000 (or the equivalent amount of any other currency); or

                 (h) any representation or warranty made by (i) the Company in this Agreement or in any certificate or other instrument delivered hereunder or pursuant hereto or in connection with any provision hereof or (ii) any Issuing Subsidiary in any Existing Note Purchase Agreement to which it is a party or in any certificate or other instrument delivered thereunder or pursuant thereto or in connection with any provision thereof shall prove to be false or incorrect or breached in any material respect on the date as of which made;

then (i) upon the occurrence of any Event of Default described in Subsection
(e) or (f) with respect to the Company, the unpaid principal amount of all Substitute Notes, together with the interest accrued thereon which shall be deemed matured, shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Company, or (ii) during the continuance of any other Event of Default, the holder or holders of at least 66-2/3% of the unpaid principal amount of all of the Substitute Notes at the time outstanding may, by written notice to the Company, declare the unpaid principal amount of all Substitute Notes to be, and the same shall forthwith become due and payable, together with the interest accrued thereon which shall be deemed matured, plus (to the full extent permitted by applicable law) a premium equal to the Special Premium (determined with respect to such principal amount of Substitute Notes as of the date of such declaration, separately for each Series thereof), provided that, during the existence of an Event of Default described in Subsection (a) or (b) with respect to any Substitute Note, the holder of such Substitute Note may, by written notice to the Company, declare such Substitute Note to be, and the same shall forthwith become, due and payable, together with the interest accrued thereon which shall be deemed matured plus (to the full extent permitted by applicable law) a premium equal to the Special Premium determined as of the date of such declaration. If any holder of any Substitute Note shall exercise the option specified in the proviso to the preceding sentence, the Company will forthwith give written notice thereof to the holders of all other outstanding Substitute Notes of each Series and each such holder may (whether or not such notice is given or received), by written notice to the Company, declare the principal of all Substitute Notes held by it to be, and the same shall forthwith become, due and payable, together with the interest accrued thereon which shall be deemed matured.

                 The provisions of this Section 9.1 are subject, however, to the condition that if, at any time after any Substitute Note shall have so become due and payable and prior to the entry of any final judgment for the payment of any monies due on the Substitute Notes or pursuant to the Agreements, the Company shall pay all arrears of interest on the Substitute Notes and all payments on account of the principal of and premium (if any) on the Substitute Notes which shall have become due otherwise than by acceleration (with interest on such principal, premium (if any) and, to the extent permitted by law, on overdue payments of interest, at the rate specified in the Substitute Notes) and all Events of Default (other than nonpayment of principal of and accrued interest on Substitute Notes due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to Section 12, then, and in every such case, the holder or holders of at least 80% in unpaid principal amount of all of the Substitute Notes at the time outstanding, by written notice to the Company, may rescind and annul any such acceleration and its consequences; but no such action shall affect any subsequent Default or Event of Default or impair any right consequent thereon.

                 9.2. Suits for Enforcement. If any Event of Default shall have occurred and be continuing, the holder of any Substitute Note may proceed to protect and enforce its rights, either by suit in equity or by action at law, or both, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement, or the holder of any Substitute Note may proceed to enforce the payment of all sums due upon such Substitute Note or to enforce any other legal or equitable right of the holder of such Substitute Note.

                 The Company covenants that, if it shall default in the making of any payment due under any Substitute Note or in the performance or observance of any agreement contained in this Agreement, it will pay to the holder thereof such further amounts, to the extent lawful, as shall be sufficient to pay the costs and expenses of collection or of otherwise enforcing such holder's rights, including reasonable counsel fees.

                 9.3. Remedies Cumulative. No remedy herein conferred upon you or the holder of any Substitute Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

                 9.4. Remedies Not Waived. No course of dealing between the Company and you or the holder of any Substitute Note and no delay or failure in exercising any rights hereunder or under any Substitute Note in respect thereof shall operate as a waiver of any of your rights or the rights of any holder of such Substitute Note.

                 SECTION 10. REGISTRATION, TRANSFER AND EXCHANGE OF SUBSTITUTE NOTES. The Company will keep at its address for notices under Section 16.4 a register (herein sometimes referred to as the "Note Register"), in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), it will provide for the registration and registration of transfer of the Substitute Notes of each Series.

                 Whenever any Substitute Note or Notes shall be surrendered either at such address for notices of the Company or at the place of payment named in the Substitute Notes, for transfer or exchange, accompanied (if so required by the Company) by an appropriate written instrument of transfer duly executed by the registered holder of such Substitute Note or his attorney duly authorized in writing, the Company will execute and deliver in exchange therefor a Substitute Note or Notes, as may be requested by such holder, of the same Series and in the same aggregate unpaid principal amount as the aggregate unpaid principal amount of the Substitute Note or Notes so surrendered. Any Substitute Note issued in exchange for any other Substitute Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Substitute Note so exchanged or transferred, and neither gain nor loss of interest shall result from any such transfer or exchange. Any transfer tax relating to such transaction shall be paid by the holder requesting the exchange.

                 The Company and any agent of the Company may treat the Person in whose name any Substitute Note is registered as the owner of such Note for the purpose of receiving payment of the principal of and premium (if any) and interest on such Substitute Note and for all other purposes whatsoever, whether or not such Substitute Note be overdue.

                 SECTION 11. LOST, ETC. NOTES. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of any Substitute Note, and (in case of loss, theft or destruction) of indemnity satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Substitute Note, if mutilated, the Company will deliver in lieu of such Substitute Note a Substitute Note of the same Series in a like unpaid principal amount, dated as of the date to which interest has been paid thereon.

                 Notwithstanding the foregoing provisions of this Section, if any Substitute Note of which you or any other institutional holder having a net worth of at least $50,000,000 is the owner is lost, stolen or destroyed, then the affidavit of your or such holder's Treasurer or Assistant Treasurer (or other responsible officials), setting forth the circumstances with respect to such loss, theft or destruction, shall be accepted as satisfactory evidence thereof, and no indemnity shall be required as a condition to the execution and delivery by the Company of a Substitute Note in lieu of such Substitute Note (or as a condition to the payment thereof, if due and payable) other than your or such holder's unsecured written agreement to indemnify the Company.

                 SECTION 12.  AMENDMENT AND WAIVER.

                 (a) Any term, covenant, agreement or condition of the Agreements or of the Substitute Notes may, with the consent of the Company, be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by the holder or holders of at least 66-2/3% in aggregate unpaid principal amount of all Substitute Notes at the time outstanding, provided, however, that

                 (i)      no such amendment or waiver shall

                          (A) reduce the rate or extend the time of payment of interest on any of the Substitute Notes, without the consent of the holder of each Substitute Note so affected, or

                          (B)     modify any of the provisions of the
                 Agreements or of the Substitute Notes with respect to the payment or prepayment thereof (including without limitation
                 Section 7.12, the definition of the term "Special Premium" and any other related definitions), or extend the scheduled maturity of the Substitute Notes, or reduce the percentage of holders of Substitute Notes required to approve any such amendment or effectuate any such waiver, without the consent of the holders of all the Substitute Notes then outstanding, and

                 (ii) no such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon.

                 (b) Any amendment or waiver pursuant to Subsection (a) of this Section 12 shall (except as provided in Clause (a)(i)(A)) apply equally to all the holders of the Substitute Notes amended or waived and shall be binding upon them, upon each future holder of any Substitute Note and upon the Company, in each case whether or not a notation thereof shall have been placed on any Substitute Note.

                 (c) The Company will not agree in writing to any amendment, modification or waiver of any of the provisions of the Agreements or the Substitute Notes unless each holder of Substitute Notes (irrespective of the amount of Substitute Notes then owned by it) shall be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto. The Company will not, and will not permit any of its Subsidiaries or Affiliates to, offer or pay any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of Substitute Notes in order to obtain such holder's consent to any amendment, modification or waiver of any term or provision of the Agreements, or the Substitute Notes or any annulment or rescission of acceleration pursuant to Section 9.1, unless such remuneration or inducement is concurrently paid on the same terms proportionately to each holder of Substitute Notes then outstanding regardless of whether or not such holder consents to such waiver, amendment, annulment or rescission.

                 SECTION 13. HOME OFFICE PAYMENT. Notwithstanding anything to the contrary in this Agreement or the Substitute Notes, so long as you or any nominee designated by you shall be the holder of any Substitute Note, the Company shall punctually pay all amounts which become due and payable on such Substitute Note to you by 11:00 a.m., New York City time, at your address and in the manner set forth in Schedule I hereto, or at such other place within the United States and in such other manner as you may designate by notice to the Company, without presentation or surrender of such Substitute Note. You agree that prior to the sale, transfer or other disposition of any such Substitute Note, you will make notation thereon of the portion of the principal amount paid or prepaid and the date to which interest has been paid thereon, or surrender the same in exchange for a Substitute Note or Notes aggregating the same principal amount as the unpaid principal amount of the Substitute Note so surrendered. The Company shall enter into an agreement similar to that contained in the first sentence of this Section 13 with any other institutional investor (or nominee thereof) who shall hold any of the Substitute Notes and who shall make with the Company an agreement similar to that contained in the second sentence of this Section.

                 SECTION 14. LIABILITIES OF THE HOLDERS. Neither this Agreement nor any disposition of any of the Substitute Notes shall be deemed to create any liability or obligation on your part or that of any other holder of any Substitute Note of any Series to enforce any provision hereof or of any of the Substitute Notes of any other Series for the benefit or on behalf of any other Person who may be the holder of any Substitute Note.

                 SECTION 15. TAXES. (a) The Company will pay all taxes (including interest and penalties) which may be payable in respect of the execution and delivery of this Agreement or of the execution and delivery (but not the transfer) of any of the Substitute Notes or of any amendment of, or waiver or consent under or with respect to, the Agreements or of any of the Substitute Notes and will save you and all subsequent holders of the Substitute Notes harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax. The obligations of the Company under this Section 15 shall survive the payment of the Substitute Notes.

             (b) In the event the assumption and amendment and restatement of the Existing Note Purchase Agreements or the delivery of the Substitute Notes to you as described herein are determined to result in any taxable income to you and such determination results in additional Taxes (as hereinafter defined) being due from you, the Company hereby agrees to indemnify you, and to hold you harmless, on an After-Tax Basis, from and against any and all such additional Taxes. You will pay to the Company an amount which, after deduction of all federal, state and local tax savings realized by you as a result of any payment made pursuant to this sentence, shall equal the federal, state and local tax savings realized by you as a result of the adjustments giving rise to such Taxes, promptly as and when the same are realized; provided, however, that such payment shall not exceed the sum of all prior payments made by the Company to you pursuant to this Section 15(b) reduced by all prior payments made by you to the Company pursuant to this sentence; and provided, further, that no payment shall be made to the Company pursuant to this sentence if an Event of Default shall have occurred and be continuing or prior to such time as all amounts theretofore required and then due and payable to you hereunder or under the Substitute Notes shall have been paid in full. Any payment due to you from the Company under this Section 15 shall be payable within 5 days after receipt of written demand therefor or, in the case of Taxes being contested pursuant to Section 15(c), within 5 days after the final resolution of such contest. In the event you receive a refund of any Taxes previously paid to you by the Company, you shall promptly pay to the Company the amount of such refund, together with any interest received thereon; provided, however, that such payment shall not be made to the Company if an Event of Default shall have occurred and be continuing or prior to such time as all amounts theretofore required and then due and payable to you hereunder or under the Substitute Notes shall have been paid in full. For purposes of this Section 15(b), any tax savings in respect of which a payment is due to the Company shall be deemed to be realized upon the first to occur of (i) a reduction in your federal, state or local taxes resulting from the adjustments giving rise to Taxes as reflected in a final return filed for the applicable period, (ii) the receipt of an increased federal, state or local tax refund or credit resulting from the adjustments giving rise to Taxes or (iii) an increase in a net operating loss or capital loss or net operating loss or capital loss carryover for federal, state or local tax purposes resulting from the adjustments giving rise to Taxes. For purposes of determining the tax savings attributable to an increase in a net operating loss or capital loss or net operating loss or capital loss carryover, the amount of the increase shall be multiplied by the highest applicable marginal federal, state or local income tax rate in effect for the period of such reduction. The determination as to whether any tax savings with respect to which a payment may be due to the Company under this Section 15(b) are realized and the timing and amount thereof shall be made by you in your sole good faith discretion (it being understood that the Company shall have no right to inspect or examine any tax returns or other records or documents relating to your tax situation).

                 (c) If any written claim shall be made against you or if any proceeding shall be commenced against you (including a written notice of such proceeding) for any Taxes, or if you shall determine that any Taxes may be payable, you shall promptly notify the Company in writing and shall not take any action with respect to such claim, proceeding or Tax without the consent of the Company for 15 days after receipt of such notice by the Company; provided, however, that if you are required by law or regulation to take action with respect to any such claim, proceeding or Tax prior to the end of such 15-day period, you shall, in such notice, so inform the Company, and shall not take any action with respect to such claim, proceeding or Tax without the consent of the Company before the date on which you are required to take action. If, within 30 days after receipt of such notice (or such shorter period referred to in the preceding sentence), the Company shall request in writing that you contest the imposition of such Taxes, you shall, at the Company's expense (including, without limitation, all costs, expenses and reasonable attorneys' and accountants' fees and disbursements) in good faith, contest (including, without limitation, by pursuit of appeals) the validity, applicability or amount of such Taxes by, in your sole discretion, (i) resisting payment thereof, (ii) not paying the same except under protest, if protest shall be necessary and proper, or (iii) if payment shall be made, using reasonable efforts to obtain a refund thereof or credit therefor in appropriate administrative and judicial proceedings; provided, however, that you shall not be required to contest the imposition of any Tax unless (x) the Company shall have agreed to pay all reasonable costs and expenses that you may incur in connection with contesting such claim (including, without limitation, all costs, expenses, reasonable legal and accounting fees and disbursements) and
(y) if such contest shall involve payment of the claim, the Company shall advance to you the amount thereof, plus interest, penalties and additions to tax with respect thereto, on an interest-free basis and with no additional net after-tax cost to you. Notwithstanding the foregoing, in no event will you be required to contest the imposition of any Tax unless: (i) no Event of Default shall have occurred and be continuing; (ii) the Company shall have acknowledged in writing its obligation to indemnify you for such Taxes in the event the contest is unsuccessful; (iii) you shall have received an opinion of your independent tax counsel, at the Company's sole expense, to the effect that a meritorious basis exists for contesting such claim or, in the event of an appeal, it is more likely than not that such adverse determination would be reversed or substantially modified in a manner favorable to the taxpayer (and provided that no appeal shall be required to the United States Supreme Court); and (iv) the amount of such claim alone, or if the subject matter thereof shall be of a continuing or recurring nature, when aggregated with identical potential claims asserted against you shall be in excess of $125,000. You shall consult in good faith with the Company regarding the conduct of any contest by you. Notwithstanding anything contained in Section 15, you will not be required to contest the imposition of any Taxes if you shall waive your right to indemnity under this Section 15 with respect to such Taxes and shall pay to the Company any amount previously paid or advanced by the Company pursuant to this Section 15 (by way of indemnification or advance for the payment of any Taxes) with respect to such Taxes. Notwithstanding anything contained in this Section 15 to the contrary, you shall not be required to contest any claim if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely pursuant to the contest provisions of this Section 15 unless there shall have been a change in law (including, without limitation, amendments to statutes or regulations, administrative rulings and court decisions) enacted, promulgated or decided after such claim shall have been so previously decided, and you shall have received an opinion of your independent tax counsel furnished at the Company's sole expense, to the effect that as a result of such change in the law it is more likely than not that you will prevail in the contest of such claim.

                 (d) For purposes of this Section 15: (i) "Taxes" shall mean the sum of, without duplication, (A) the amount of the federal, state and local taxes paid by you relating to the transactions contemplated by this Agreement;
(B) the reduction of your net operating loss or capital loss or net operating or capital loss carryover for federal, state or local tax purposes relating to the transactions contemplated by this Agreement multiplied by the highest applicable marginal federal, state or local income tax rate in effect for the period of such reduction; (C) the amount of any federal, state or local tax refund or credit to which you would otherwise be entitled and which is offset or reduced as a result of the transactions contemplated by this Agreement; (D) the amount of any interest, penalties or other additions to tax paid by you as a result of the transactions contemplated by this Agreement; and (E) the amount of any interest to which you would have been entitled with respect to any refund described in clause (C) above had such amount not been offset as a result of the transactions contemplated by this Agreement. "After-Tax Basis", when referring to any indemnity payment due to you hereunder, shall mean that amount which, after reducing such amount by all federal, state and local taxes attributable to the inclusion by you of such amount in gross income, and after giving effect to any federal, state and local tax savings attributable to any deductions (including any increase in a net operating or capital loss carryover deduction) arising from your payment of any Taxes with respect to which such indemnity payment is being made (such taxes or tax savings, as the case may be, to be calculated at the highest applicable marginal income tax rate in effect for each applicable jurisdiction for the period in which such indemnity payment is made and after taking into account the deduction attributable to the imposition of state and local income taxes imposed on the inclusion of such amount in gross income) is equal to the Taxes with respect to which such indemnity payment is being made. Any factual assumptions, tax rate assumptions or assumptions relating to the appropriate tax treatment of a particular item (including assumptions as to timing) will be made by you in your sole good faith discretion (it being understood that the Company shall have no right to inspect or examine any tax returns or other records or documents relating to your tax situation). At the request of the Company, the accuracy of the calculation of any amount or amounts payable by the Company or you under
Section 15(b) shall be verified, at the Company's sole expense, by an independent "big six" public accounting firm selected by you and reasonably satisfactory to the Company, and such verification shall be binding on the Company and you. The Company agrees that it shall have no right to review or otherwise have access to any information or any tax or financial data used by such independent public accountants, all such information and data to be treated by such independent public accountants as confidential.

                 SECTION 16.  MISCELLANEOUS.

                 16.1. Expenses. Whether or not the transactions contemplated hereby are consummated, the Company shall: (a) pay the reasonable fees and disbursements of your special counsel and of any local counsel for any services rendered in connection with such transactions or in connection with any actual or proposed amendment, waiver or consent (whether or not the same becomes effective) with respect to this Agreement or the Substitute Notes, and all other reasonable expenses in connection therewith (including, without limitation, document production expenses and expenses incurred in connection with obtaining a private placement number from Standard and Poor's CUSIP Service Bureau); (b) reimburse you for your reasonable out-of-pocket expenses in connection with such transactions, amendments, waivers or consents (whether or not the same becomes effective), and any items of the character referred to in clause (a) which shall have been paid by you, and pay the cost of transmitting Substitute Notes (insured to your satisfaction) to your principal office upon the issuance thereof; and (c) pay, and save you and each subsequent holder of any Substitute Note harmless from and against, any and all liability and loss with respect to or resulting from the non-payment or delayed payment of any and all placement fees and other liability which the Company may be or become obligated to pay any agent or finder in connection with such transactions. The obligations of the Company under this Section 16.1 shall survive payment of the Substitute Notes.

                 16.2. Reliance on and Survival of Representations. All agreements, representations and warranties of the Company herein and in any certificates or other instruments delivered pursuant to this Agreement shall
(a) be deemed to be material and to have been relied upon by you, notwithstanding any investigation heretofore or hereafter made by you or on your behalf, and (b) survive the execution and delivery of this Agreement and the delivery of the Substitute Notes to you, and shall continue in effect so long as any Substitute Note is outstanding and thereafter as provided in Sections 15 and 16.1.

                 16.3. Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of the respective parties hereto shall bind and inure to the benefit of their respective successors and assigns, except that, in the case of a successor to the Company by consolidation or merger or a transferee of its assets, this Agreement shall inure to the benefit of such successor or transferee only if it becomes such in accordance with Section 7.10; provided, however, that you shall not be obligated to accept the assumption of the Existing Notes held by you on the Effective Date by any Person other than the existing Lennox International Inc., a Delaware corporation. The provisions of this Agreement are intended to be for the benefit of all holders, from time to time, of the Substitute Notes, and shall be enforceable by any such holder, whether or not an express assignment to such holder of rights under this Agreement has been made by you or your successor or assign, provided, however, that the benefit of Sections 5, 6, 11 (as to satisfactory indemnity) and 13 shall be limited as provided therein.

                 16.4. Notices. All notices, opinions and other communications provided for in this Agreement shall be in writing and delivered or mailed, first class postage prepaid, addressed (a) if to the Company, at the address set forth at the head of this Agreement (marked for the attention of the Executive Vice President, Chief Financial Officer and Treasurer), or at such other address as the Company may hereafter designate by notice to you and to each other holder of any Substitute Note at the time outstanding, or (b) if to you, at your address as set forth in Schedule I hereto or at such other address as you may hereafter designate by notice to the Company, or (c) if to any other holder of any Substitute Note, at the address of such holder as it appears on the Note Register.

                 16.5. Substitution of Your Wholly-Owned Subsidiary. You shall have the right to substitute one of your wholly-owned subsidiaries as the holder of any of the Substitute Notes to be delivered to you hereunder, by written notice delivered to the Company, which notice shall be signed by you and such subsidiary, shall contain such subsidiary's agreement to be bound by this Agreement and shall contain a confirmation by such subsidiary of the accuracy with respect to it of the representations contained in Section 1.5, provided that such confirmation may contain a statement to the effect that such subsidiary shall at all times have the right to transfer the Substitute Notes being delivered to it to you. The Company agrees that, upon receipt of any such notice, whenever the word "you" is used in this Agreement (other than this Section) such word shall be deemed to refer to such subsidiary in lieu of you. In the event that such subsidiary is so substituted hereunder and thereafter transfers its Substitute Notes or any portion thereof to you, upon receipt by the Company of notice of such transfer, whenever the word "you" is used in this Agreement (other than in this Section) such word shall be deemed to refer to such subsidiary only to the extent it retains any portion of the Substitute Notes, and shall be deemed to refer to you to the extent you own all or any portion of the Substitute Notes, and you and such subsidiary to such extents shall each have all the rights of an original holder of Substitute Notes under this Agreement.

                 16.6. LAW GOVERNING. THIS AGREEMENT AND THE SUBSTITUTE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                 16.7. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms hereof.

                 16.8. Entire Agreement. This Agreement embodies the entire agreement and understanding between you and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof.

                 16.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                 16.10. Limitation on Interest. No provision of the Agreements or of any Substitute Note shall require the payment or permit the collection of interest in excess of the maximum which is permitted by applicable law. If any such excess interest is provided for herein or in the Other Agreements or shall be adjudicated to be so provided for, then the Company shall not be obligated to pay such interest in excess of the maximum permitted by applicable law, and the holders of the Substitute Notes shall have no right to demand or receive payment of any such excess interest, any other provisions in the Agreements or in any Substitute Note to the contrary notwithstanding. To the extent that the Company is permitted by law to waive any such applicable law limiting the payment or collection of interest, it hereby does so.

                 16.11. Interpretation of Disclosures. In connection with the representations, warranties and certifications made by the Company pursuant to this Agreement, the Company is required to make certain disclosures to you with respect to possible or contingent losses and liabilities. The Company shall be free to make disclosures to you in addition to those required under this Agreement, and the making of any disclosure by the Company pursuant to this Agreement shall not constitute an admission by the Company that any such possible or contingent loss or liability actually exists or is owed.

                 If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below whereupon this Agreement shall become a binding agreement between you and the Company.

                                        Very truly yours,


                                        LENNOX INTERNATIONAL INC.


                                        By  /s/ Clyde Wyant
                                            ------------------------------------
                                            Title: Executive Vice
                                            President, Chief Financial Officer
                                            and Treasurer


The foregoing Agreement is
hereby accepted as of the
date first above written:


[TEACHERS INSURANCE AND ANNUITY
  ASSOCIATION OF AMERICA*


By/s/ Roderic L. Eaton
  ---------------------------------
  Title:]Managing Director - Private Placements


[CONNECTICUT GENERAL LIFE
  INSURANCE COMPANY*
By CIGNA Investments, Inc.


   By /s/ James G. Schelling
     -------------------------------
     Title:]Managing Director



-------------

*    NOTE:  Each purchaser will execute a separate agreement.

[INA LIFE INSURANCE COMPANY
  OF NEW YORK*
By CIGNA Investments, Inc.


   By  /s/ James G. Schelling
     -------------------------------
     Title:] Managing Director


[TANDEM INSURANCE GROUP, INC.*


   By  /s/ David M. Dunford
     -------------------------------
     Title:] Senior Vice President

[THE TRAVELERS INSURANCE COMPANY*


   By /s/ Jordan M. Stitzer
     -------------------------------
     Title:] Second Vice President


[THE CHARTER OAK FIRE INSURANCE
  COMPANY*


   By /s/ Jordan M. Stitzer
     -------------------------------
     Title:] Second Vice President


[THE TRAVELERS LIFE AND ANNUITY
  COMPANY*


   By /s/ Jordan M. Stitzer
     -------------------------------
     Title:] Second Vice President


[THE PHOENIX INSURANCE COMPANY*


   By   /s/ Jordan M. Stitzer
     -------------------------------
     Title:] Second Vice President


[THE TRAVELERS INDEMNITY COMPANY*


   By /s/ Jordan M. Stitzer
     -------------------------------
     Title:] Second Vice President

                                                                     EXHIBIT A-1


                           LENNOX INTERNATIONAL INC.

           9.55% SERIES B SENIOR PROMISSORY NOTE DUE DECEMBER 1, 1996


Note No. RB-                                                      New York, N.Y.
$                                                                      , 1991
Private Placement No. 52610* AA 1

                 FOR VALUE RECEIVED, the undersigned, LENNOX INTERNATIONAL INC., a corporation organized and existing under the laws of the State of Delaware (herein called the "Company"), hereby promises to pay to or registered assigns, the principal sum of
                         DOLLARS  (or so much thereof as shall not have been
prepaid) on December 1, 1996, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal hereof at the rate of 9.55% per annum from the date hereof, payable semiannually on June 1 and December 1 in each year, commencing on June 1, 1992, until said principal shall have become due and payable, and to pay interest (so computed) at the rate of 10.55% per annum on any overdue principal and premium and, to the extent permitted by applicable law, on any overdue interest, until the same shall be paid. Payments of principal, premium, if any, and interest are to be made in lawful money of the United States of America at the office of Morgan Guaranty Trust Company of New York, 23 Wall Street, New York, New York 10015, or at such other place as may be provided pursuant to the Agreements of Assumption and Restatement referred to below.

                 This Note is one of the 9.55% Series B Senior Promissory Notes due 1996 of the Company (the "Series B Notes") issued, together with the Company's 11.05% Series C Senior Promissory Notes due 1997, 9.60% Series D Senior Promissory Notes due 1998, 10.15% Series E Senior Promissory Notes due 1998, 9.53% Series F Senior Promissory Notes due 2001, 9.50% Series G Senior Promissory Notes due 2001 and 9.69% Series H Senior Promissory Notes due 2003 (collectively, together with the Series B Notes, the "Notes") pursuant to the nine separate Agreements of Assumption and Restatement, each dated as of December 1, 1991, between the Company and each of Teachers Insurance and Annuity Association of America, The Travelers Insurance Company, The Travelers Indemnity Company, The Travelers Life Insurance Company, The Charter Oak Fire Insurance Company, Connecticut General Life Insurance Company, INA Life

Insurance Company of New York, Tandem Insurance Group, Inc. and The Phoenix Insurance Company and is subject thereto and entitled to the benefits thereof. As provided in said Agreements, this Series B Note is subject to optional prepayments in whole or in part, in certain cases with a premium, and also to required prepayments, all as specified in said Agreements.

                 Upon surrender of this Series B Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Series B Note for a like principal amount will be issued to, and, at the option of the holder, registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may deem and treat the Person in whose name this Series B Note is registered as the holder and owner hereof for the purpose of receiving payments and for all other purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

                 Said Agreements provide that by acceptance of this Series B Note the holder hereof shall be deemed to have agreed to certain obligations of confidentiality in respect of certain information received by such holder pursuant to said Agreements.

                 In case an Event of Default (as defined in said Agreements) shall occur and be continuing, the principal of this Series B Note may become or be declared due and payable in the manner and with the effect provided in said Agreements.

                                        LENNOX INTERNATIONAL INC.


                                        By
                                          -------------------------------
                                          Title:

                                                                     EXHIBIT A-2


                           LENNOX INTERNATIONAL INC.

          11.05% SERIES C SENIOR PROMISSORY NOTE DUE DECEMBER 1, 1997


Note No. RC-                                                      New York, N.Y.
$                                                                      , 1991
Private Placement No. 52610* AB 9

                 FOR VALUE RECEIVED, the undersigned, LENNOX INTERNATIONAL INC., a corporation organized and existing under the laws of the State of Delaware (herein called the "Company"), hereby promises to pay to or registered assigns, the principal sum of
                                  DOLLARS (or so much thereof as shall not have
been prepaid) on December 1, 1997, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal hereof at the rate of 11.05% per annum from the date hereof, payable semiannually on June 1 and December 1 in each year, commencing on June 1, 1992, until said principal shall have become due and payable, and to pay interest (so computed) at the rate of 12.05% per annum on any overdue principal and premium and, to the extent permitted by applicable law, on any overdue interest, until the same shall be paid. Payments of principal, premium, if any, and interest are to be made in lawful money of the United States of America at the office of Morgan Guaranty Trust Company of New York, 23 Wall Street, New York, New York 10015, or at such other place as may be provided pursuant to the Agreements of Assumption and Restatement referred to below.

                 This Note is one of the 11.05% Series C Senior Promissory Notes due 1997 of the Company (the "Series C Notes") issued, together with the Company's 9.55% Series B Senior Promissory Notes due 1996, 9.60% Series D Senior Promissory Notes due 1998, 10.15% Series E Senior Promissory Notes due 1998, 9.53% Series F Senior Promissory Notes due 2001, 9.50% Series G Senior Promissory Notes due 2001 and 9.69% Series H Senior Promissory Notes due 2003 (collectively, together with the Series C Notes, the "Notes") pursuant to the nine separate Agreements of Assumption and Restatement, each dated as of December 1, 1991, between the Company and each of Teachers Insurance and Annuity Association of America, The Travelers Insurance Company, The Travelers Indemnity Company, The Travelers Life Insurance Company, The Charter Oak Fire Insurance Company, Connecticut General Life Insurance Company, INA Life

Insurance Company of New York, Tandem Insurance Group, Inc. and The Phoenix Insurance Company and is subject thereto and entitled to the benefits thereof. As provided in said Agreements, this Series C Note is subject to optional prepayments in whole or in part, in certain cases with a premium, and also to required prepayments, all as specified in said Agreements.

                 Upon surrender of this Series C Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Series C Note for a like principal amount will be issued to, and, at the option of the holder, registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may deem and treat the Person in whose name this Series C Note is registered as the holder and owner hereof for the purpose of receiving payments and for all other purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

                 Said Agreements provide that by acceptance of this Series C Note the holder hereof shall be deemed to have agreed to certain obligations of confidentiality in respect of certain information received by such holder pursuant to said Agreements.

                 In case an Event of Default (as defined in said Agreements) shall occur and be continuing, the principal of this Series C Note may become or be declared due and payable in the manner and with the effect provided in said Agreements.

                                        LENNOX INTERNATIONAL INC.


                                        By
                                          -------------------------------
                                          Title:

                                                                     EXHIBIT A-3


                           LENNOX INTERNATIONAL INC.

           9.60% SERIES D SENIOR PROMISSORY NOTE DUE DECEMBER 1, 1998


Note No. RD-                                                      New York, N.Y.
$                                                                   , 1991
Private Placement No. 52610* AC 7

                 FOR VALUE RECEIVED, the undersigned, LENNOX INTERNATIONAL INC., a corporation organized and existing under the laws of the State of Delaware (herein called the "Company"), hereby promises to pay to or registered assigns, the principal sum of
                                DOLLARS (or so much thereof as shall not have
been prepaid) on December 1, 1998, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal hereof at the rate of 9.60% per annum from the date hereof, payable semiannually on June 1 and December 1 in each year, commencing on June 1, 1992, until said principal shall have become due and payable, and to pay interest (so computed) at the rate of 10.60% per annum on any overdue principal and premium and, to the extent permitted by applicable law, on any overdue interest, until the same shall be paid. Payments of principal, premium, if any, and interest are to be made in lawful money of the United States of America at the office of Morgan Guaranty Trust Company of New York, 23 Wall Street, New York, New York 10015, or at such other place as may be provided pursuant to the Agreements of Assumption and Restatement referred to below.

                 This Note is one of the 9.60% Series D Senior Promissory Notes due 1998 of the Company (the "Series D Notes") issued, together with the Company's 9.55% Series B Senior Promissory Notes due 1996, 11.05% Series C Senior Promissory Notes due 1997, 10.15% Series E Senior Promissory Notes due 1998, 9.53% Series F Senior Promissory Notes due 2001, 9.50% Series G Senior Promissory Notes due 2001 and 9.69% Series H Senior Promissory Notes due 2003 (collectively, together with the Series D Notes, the "Notes") pursuant to the nine separate Agreements of Assumption and Restatement, each dated as of December 1, 1991, between the Company and each of Teachers Insurance and Annuity Association of America, The Travelers Insurance Company, The Travelers Indemnity Company, The Travelers Life Insurance Company, The Charter Oak Fire Insurance Company, Connecticut General Life Insurance Company, INA Life

Insurance Company of New York, Tandem Insurance Group, Inc. and The Phoenix Insurance Company and is subject thereto and entitled to the benefits thereof. As provided in said Agreements, this Series D Note is subject to optional prepayments in whole or in part, in certain cases with a premium, and also to required prepayments, all as specified in said Agreements.

                 Upon surrender of this Series D Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Series D Note for a like principal amount will be issued to, and, at the option of the holder, registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may deem and treat the Person in whose name this Series D Note is registered as the holder and owner hereof for the purpose of receiving payments and for all other purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

                 Said Agreements provide that by acceptance of this Series D Note the holder hereof shall be deemed to have agreed to certain obligations of confidentiality in respect of certain information received by such holder pursuant to said Agreements.

                 In case an Event of Default (as defined in said Agreements) shall occur and be continuing, the principal of this Series D Note may become or be declared due and payable in the manner and with the effect provided in said Agreements.

                                        LENNOX INTERNATIONAL INC.


                                        By
                                          -------------------------------
                                          Title:

                                                                     EXHIBIT A-4


                           LENNOX INTERNATIONAL INC.

              10.15% SERIES E PROMISSORY NOTE DUE DECEMBER 1, 1998


Note No. RE-                                                      New York, N.Y.
$                                                                      , 1991
Private Placement No. 52610* AD 5

                 FOR VALUE RECEIVED, the undersigned, LENNOX INTERNATIONAL INC., a corporation organized and existing under the laws of the State of Delaware (herein called the "Company"), hereby promises to pay to or registered assigns, the principal sum of
                                   DOLLARS (or so much thereof as shall not have
been prepaid) on December 1, 1998, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal hereof at the rate of 10.15% per annum from the date hereof, payable semiannually on June 1 and December 1 in each year, commencing on June 1, 1992, until said principal shall have become due and payable, and to pay interest (so computed) at the rate of 11.15% per annum on any overdue principal and premium and, to the extent permitted by applicable law, on any overdue interest, until the same shall be paid. Payments of principal, premium, if any, and interest are to be made in lawful money of the United States of America at the office of Morgan Guaranty Trust Company of New York, 23 Wall Street, New York, New York 10015, or at such other place as may be provided pursuant to the Agreements of Assumption and Restatement referred to below.

                 This Note is one of the 10.15% Series E Senior Promissory Notes due 1998 of the Company (the "Series E Notes") issued, together with the Company's 9.55% Series B Senior Promissory Notes due 1996, 11.05% Series C Senior Promissory Notes due 1997, 9.60% Series D Senior Promissory Notes due 1998, 9.53% Series F Senior Promissory Notes due 2001, 9.50% Series G Senior Promissory Notes due 2001 and 9.69% Series H Senior Promissory Notes due 2003 (collectively, together with the Series E Notes, the "Notes") pursuant to the nine separate Agreements of Assumption and Restatement, each dated as of December 1, 1991, between the Company and each of Teachers Insurance and Annuity Association of America, The Travelers Insurance Company, The Travelers Indemnity Company, The Travelers Life Insurance Company, The Charter Oak Fire Insurance Company, Connecticut General Life Insurance Company, INA Life

Insurance Company of New York, Tandem Insurance Group, Inc. and The Phoenix Insurance Company and is subject thereto and entitled to the benefits thereof. As provided in said Agreements, this Series E Note is subject to optional prepayments in whole or in part, in certain cases with a premium, and also to required prepayments, all as specified in said Agreements.

                 Upon surrender of this Series E Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Series E Note for a like principal amount will be issued to, and, at the option of the holder, registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may deem and treat the Person in whose name this Series E Note is registered as the holder and owner hereof for the purpose of receiving payments and for all other purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

                 Said Agreements provide that by acceptance of this Series E Note the holder hereof shall be deemed to have agreed to certain obligations of confidentiality in respect of certain information received by such holder pursuant to said Agreements.

                 In case an Event of Default (as defined in said Agreements) shall occur and be continuing, the principal of this Series E Note may become or be declared due and payable in the manner and with the effect provided in said Agreements.

                                        LENNOX INTERNATIONAL INC.


                                        By
                                          -------------------------------
                                          Title:

                                                                     EXHIBIT A-5


                           LENNOX INTERNATIONAL INC.

           9.53% SERIES F SENIOR PROMISSORY NOTE DUE DECEMBER 1, 2001


Note No. RF-                                                      New York, N.Y.
$                                                                      , 1991
Private Placement No. 52610* AE 3

                 FOR VALUE RECEIVED, the undersigned, LENNOX INTERNATIONAL INC., a corporation organized and existing under the laws of the State of Delaware (herein called the "Company"), hereby promises to pay to or registered assigns, the principal sum of
                                   DOLLARS (or so much thereof as shall not have
been prepaid) on December 1, 2001, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal hereof at the rate of 9.53% per annum from the date hereof, payable semiannually on June 1 and December 1 in each year, commencing on June 1, 1992, until said principal shall have become due and payable, and to pay interest (so computed) at the rate of 10.53% per annum on any overdue principal and premium and, to the extent permitted by applicable law, on any overdue interest, until the same shall be paid. Payments of principal, premium, if any, and interest are to be made in lawful money of the United States of America at the office of Morgan Guaranty Trust Company of New York, 23 Wall Street, New York, New York 10015, or at such other place as may be provided pursuant to the Agreements of Assumption and Restatement referred to below.

                 This Note is one of the 9.53% Series F Senior Promissory Notes due 2001 of the Company (the "Series F Notes") issued, together with the Company's 9.55% Series B Senior Promissory Notes due 1996, 11.05% Series C Senior Promissory Notes due 1997, 9.60% Series D Senior Promissory Notes due 1998, 10.15% Series E Senior Promissory Notes due 1998, 9.50% Series G Senior Promissory Notes due 2001 and 9.69% Series H Senior Promissory Notes due 2003 (collectively, together with the Series F Notes, the "Notes") pursuant to the nine separate Agreements of Assumption and Restatement, each dated as of December 1, 1991, between the Company and each of Teachers Insurance and Annuity Association of America, The Travelers Insurance Company, The Travelers Indemnity Company, The Travelers Life Insurance Company, The Charter Oak Fire Insurance Company, Connecticut General Life Insurance Company, INA Life

Insurance Company of New York, Tandem Insurance Group, Inc. and The Phoenix Insurance Company and is subject thereto and entitled to the benefits thereof. As provided in said Agreements, this Series F Note is subject to optional prepayments in whole or in part, in certain cases with a premium, and also to required prepayments, all as specified in said Agreements.

                 Upon surrender of this Series F Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Series F Note for a like principal amount will be issued to, and, at the option of the holder, registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may deem and treat the Person in whose name this Series F Note is registered as the holder and owner hereof for the purpose of receiving payments and for all other purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

                 Said Agreements provide that by acceptance of this Series F Note the holder hereof shall be deemed to have agreed to certain obligations of confidentiality in respect of certain information received by such holder pursuant to said Agreements.

                 In case an Event of Default (as defined in said Agreements) shall occur and be continuing, the principal of this Series F Note may become or be declared due and payable in the manner and with the effect provided in said Agreements.

                                        LENNOX INTERNATIONAL INC.


                                        By
                                          -------------------------------
                                          Title:

                                                                     EXHIBIT A-6


                           LENNOX INTERNATIONAL INC.

           9.50% SERIES G SENIOR PROMISSORY NOTE DUE DECEMBER 1, 2001


Note No. RG-                                                      New York, N.Y.
$                                                                      , 1991
Private Placement No. 52610* AF 0

                 FOR VALUE RECEIVED, the undersigned, LENNOX INTERNATIONAL INC., a corporation organized and existing under the laws of the State of Delaware (herein called the "Company"), hereby promises to pay to or registered assigns, the principal sum of
                                   DOLLARS (or so much thereof as shall not have
been prepaid) on December 1, 2001, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal hereof at the rate of 9.50% per annum from the date hereof, payable semiannually on June 1 and December 1 in each year, commencing on June 1, 1992, until said principal shall have become due and payable, and to pay interest (so computed) at the rate of 10.50% per annum on any overdue principal and premium and, to the extent permitted by applicable law, on any overdue interest, until the same shall be paid. Payments of principal, premium, if any, and interest are to be made in lawful money of the United States of America at the office of Morgan Guaranty Trust Company of New York, 23 Wall Street, New York, New York 10015, or at such other place as may be provided pursuant to the Agreements of Assumption and Restatement referred to below.

                 This Note is one of the 9.50% Series G Senior Promissory Notes due 2001 of the Company (the "Series G Notes") issued, together with the Company's 9.55% Series B Senior Promissory Notes due 1996, 11.05% Series C Promissory Notes due 1997, 9.60% Series D Senior Promissory Notes due 1998, 10.15% Series E Senior Promissory Notes due 1998, 9.53% Series F Senior Promissory Notes due 2001 and 9.69% Series H Senior Promissory Notes due 2003 (collectively, together with the Series G Notes, the "Notes") pursuant to the nine separate Agreements of Assumption and Restatement, each dated as of December 1, 1991, between the Company and each of Teachers Insurance and Annuity Association of America, The Travelers Insurance Company, The Travelers Indemnity Company, The Travelers Life Insurance Company, The Charter Oak Fire Insurance Company, Connecticut General Life Insurance Company, INA Life Insurance Company of New York,

Tandem Insurance Group, Inc. and The Phoenix Insurance Company and is subject thereto and entitled to the benefits thereof. As provided in said Agreements, this Series G Note is subject to optional prepayments in whole or in part, in certain cases with a premium, and also to required prepayments, all as specified in said Agreements.

                 Upon surrender of this Series G Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Series G Note for a like principal amount will be issued to, and, at the option of the holder, registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may deem and treat the Person in whose name this Series G Note is registered as the holder and owner hereof for the purpose of receiving payments and for all other purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

                 Said Agreements provide that by acceptance of this Series G Note the holder hereof shall be deemed to have agreed to certain obligations of confidentiality in respect of certain information received by such holder pursuant to said Agreements.

                 In case an Event of Default (as defined in said Agreements) shall occur and be continuing, the principal of this Series G Note may become or be declared due and payable in the manner and with the effect provided in said Agreements.

                                        LENNOX INTERNATIONAL INC.


                                        By
                                          -------------------------------
                                          Title:

                                                                     EXHIBIT A-7


                           LENNOX INTERNATIONAL INC.

           9.69% SERIES H SENIOR PROMISSORY NOTE DUE DECEMBER 1, 2003


Note No. RH-                                                      New York, N.Y.
$                                                                      , 1991
Private Placement No. 52610* AG 8

                 FOR VALUE RECEIVED, the undersigned, LENNOX INTERNATIONAL INC., a corporation organized and existing under the laws of the State of Delaware (herein called the "Company"), hereby promises to pay to or registered assigns, the principal sum of
                                   DOLLARS (or so much thereof as shall not have
been prepaid) on December 1, 2003, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal hereof at the rate of 9.69% per annum from the date hereof, payable semiannually on June 1 and December 1 in each year, commencing on June 1, 1992, until said principal shall have become due and payable, and to pay interest (so computed) at the rate of 10.69% per annum on any overdue principal and premium and, to the extent permitted by applicable law, on any overdue interest, until the same shall be paid. Payments of principal, premium, if any, and interest are to be made in lawful money of the United States of America at the office of Morgan Guaranty Trust Company of New York, 23 Wall Street, New York, New York 10015, or at such other place as may be provided pursuant to the Agreements of Assumption and Restatement referred to below.

                 This Note is one of the 9.69% Series H Senior Promissory Notes due 2003 of the Company (the "Series H Notes") issued, together with the Company's 9.55% Series B Senior Promissory Notes due 1996, 11.05% Series C Senior Promissory Notes due 1997, 9.60% Series D Senior Promissory Notes due 1998, 10.15% Series E Senior Promissory Notes due 1998, 9.53% Series F Senior Promissory Notes due 2001 and 9.50% Series G Senior Promissory Notes due 2001 (collectively, together with the Series H Notes, the "Notes") pursuant to the nine separate Agreements of Assumption and Restatement, each dated as of December 1, 1991, between the Company and each of Teachers Insurance and Annuity Association of America, The Travelers Insurance Company, The Travelers Indemnity Company, The Travelers Life Insurance Company, The Charter Oak Fire Insurance Company, Connecticut General Life Insurance Company, INA Life

Insurance Company of New York, Tandem Insurance Group, Inc. and The Phoenix Insurance Company and is subject thereto and entitled to the benefits thereof. As provided in said Agreements, this Series H Note is subject to optional prepayments in whole or in part, in certain cases with a premium, and also to required prepayments, all as specified in said Agreements.

                 Upon surrender of this Series H Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Series H Note for a like principal amount will be issued to, and, at the option of the holder, registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may deem and treat the Person in whose name this Series H Note is registered as the holder and owner hereof for the purpose of receiving payments and for all other purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

                 Said Agreements provide that by acceptance of this Series H Note the holder hereof shall be deemed to have agreed to certain obligations of confidentiality in respect of certain information received by such holder pursuant to said Agreements.

                 In case an Event of Default (as defined in said Agreements) shall occur and be continuing, the principal of this Series H Note may become or be declared due and payable in the manner and with the effect provided in said Agreements.

                                        LENNOX INTERNATIONAL INC.


                                        By
                                          -------------------------------------
                                          Title:


                                      -2-